THIRD AVENUE VALUE FUND

                             THIRD AVENUE SMALL-CAP
                                   VALUE FUND

                                  THIRD AVENUE
                                 HIGH YIELD FUND

                                  THIRD AVENUE
                             REAL ESTATE VALUE FUND

                                  ANNUAL REPORT
                                -----------------
                                OCTOBER 31, 1998

                             THIRD AVENUE VALUE FUND

Dear Fellow Shareholders:

At October 31, 1998, the audited net asset value attributable to the 51,081,171 common shares outstanding of the Third Avenue Value Fund ("TAVF", "Third Avenue" or the "Fund") was $30.16 per share. This compares with an unaudited net asset value of $30.90 per share at July 31, 1998 and an audited net asset value, adjusted for subsequent distributions to shareholders, of $31.37 per share at October 31, 1997. At December 11, 1998, the unaudited net asset value was $31.19 per share.

QUARTERLY ACTIVITY

During the fourth quarter of fiscal 1998, the Fund reduced its cash, asset-backed and U.S. Government Agency holdings from $379 million, or about 22% of net assets, to $168 million, or about 11% of net assets. Slightly over half of the net cash reduction was attributable to shareholder redemptions of Fund shares. Approximately $100 million net was invested into portfolio securities. The largest investments were in the common stocks of well-financed semiconductor equipment manufacturers. Substantial investments were also made into real estate-related common stocks and the common stocks of financial guaranty insurance companies. Overall, new positions were established in eleven issues, of which eight were open market purchases; two - Commercial Federal Common and Medtronic Common - were received in connection with merger transactions which resulted in Third Avenue exchanging its positions in First Colorado Common and Physio-Control Common, respectively; and one was a Japanese currency hedge. Twenty-nine existing common stock positions were increased during the quarter, virtually every one of which reflected opportunities for TAVF to average down during a period when securities markets were declining relatively dramatically.

Positions in two issues were reduced. Five investments were eliminated by sales in the open market, including a write-off of a "stub" position in LTCB Common; two were the objects of the exchange of stock mergers; and one, Mountbatten Common, was sold in a cash merger transaction.

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PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    NEW POSITIONS ACQUIRED

$50,000,000 notional amount         Japanese yen/U.S. dollar swap
                                    ("Swap")

$15,000,000                         Cymer, Inc. 3.5%-7.25%
                                    subordinates due 8/6/04
                                    ("Cymer Converts")

$1,128,000                          PhyMatrix Corp 6.75% subordinates
                                    due 6/15/03 ("PhyMatrix Converts")

100,000 shares                      Capital Re Corp. Common Stock
                                    ("Cap Re Common")

179,600 shares                      Catellus Development Corp. Common
                                    Stock ("Catellus Common")

61,543 shares                       Commercial Federal Corp. Common
                                    Stock ("Commercial Federal Common")

631,700 shares                      GaSonics International Corp. Common
                                    Stock ("GaSononics Common")

265,000 shares                      Imperial Credit Commercial Mortgage
                                    REIT ("Imperial Commercial Common")

376,400 shares                      Lam Research Corp. Common Stock
                                    ("Lam Research")

14,600 shares                       LNR Property Corp. Common Stock
                                    ("LNR Common")

167,429 shares                      Medtronic, Inc. Common Stock
                                    ("Medtronic Common")

                                    INCREASES IN EXISTING POSITIONS

10,700 shares                       ACMAT Corp. Class A Common Stock
                                    ("ACMAT Common")

205,000 shares                      ADE Corp. Common Stock ("ADE Common")

160,000 shares                      Alexander & Baldwin, Inc. Common Stock
                                    ("Alexander & Baldwin Common")

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PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS

100,900 shares                      American Physicians Service Group, Inc.
                                    Common Stock ("American Physicians
                                    Common")

176,700 shares                      Avatar Holdings, Inc. Common Stock
                                    ("Avatar Common")

200,000 shares                      AVX Corp. Common Stock ("AVX Common")
29,245 shares                       Capital Southwest Corp. Common Stock
                                    ("Capital Southwest Common")

432,500 shares                      C.P. Clare Corp. Common Stock
                                    ("CP Clare Common")

125,000 shares                      Cummins Engine Co., Inc. Common Stock
                                    ("Cummins Common")

333,900 shares                      Electro Scientific Industries, Inc.
                                    Common Stock ("Electro Scientific Common")

263,700 shares                      Electroglas, Inc. Common Stock
                                    ("Electroglas Common")

120,300 shares                      Enhance Financial Services Group, Inc.
                                    Common Stock ("Enhance Common")

61,500 shares                       Evans & Sutherland Computer Corp.
                                    Common Stock ("Evans & Sutherland
                                    Common")

200,000 shares                      Financial Security Assurance Holdings, Ltd.
                                    Common Stock ("FSA Common")

137,200 shares                      Forest City Enterprises, Inc. Class A
                                    Common Stock ("Forest City Common")

13,000 shares                       Glenayre Technologies, Inc. Common Stock
                                    ("Glenayre Common")

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS

367,500 shares                      Hologic, Inc. Common Stock ("Hologic
                                    Common")

200,000 shares                      Koger Equity, Inc. Common Stock
                                    ("Koger Common")

150,600 shares                      Leucadia National Corp. Common Stock
                                    ("Leucadia Common")

50,000 shares                       MBIA Inc. Common Stock
                                    ("MBIA Common")

175,000 shares                      Nabors Industries, Inc. Common Stock
                                    ("Nabors Common")

269,100 shares                      Protocol Systems, Inc. Common Stock
                                    ("Protocol Common")

27,000 shares                       Risk Capital Holdings, Inc. Common
                                    Stock ("Risk Capital Common")

75,000 shares                       St. Joe Co. Common Stock
                                    ("St. Joe Common")

586,300 shares                      Silicon Valley Group, Inc. Common
                                    Stock ("Silicon Valley Common")

156,500 shares                      SpeedFam International, Inc. Common
                                    Stock ("SpeedFam Common")

500,000 shares                      The Chiyoda Fire & Marine Insurance Co.,
                                    Ltd. Common Stock ("Chiyoda Common")

170,800 shares                      The Tokio Marine & Fire Insurance Co.,
                                    Ltd. Sponsored ADR ("Tokio ADRs")

100,000 shares                      Toyoda Automatic Loom Works, Ltd.
                                    Common Stock ("Toyoda Common")

                                    REDUCTIONS IN EXISTING POSITIONS

666,150 shares                      First American Financial Corp. Common
                                    Stock ("First American Common")

34,500 shares                       H.B. Fuller Co. Common Stock
                                    ("Fuller Common")

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    POSITIONS ELIMINATED

652,100 shares                      American Government Income Fund, Inc.

                                    Common Stock ("American Income Common")

62,500 shares                       First Colorado Bancorp., Inc.
                                    Common Stock
                                    ("First Colorado Common")
293,000 shares                      Mountbatten, Inc. Common Stock
                                    ("Mountbatten Common")

348,500 shares                      Physio-Control International Corp.
                                    Common Stock ("Physio-Control Common")

261,000 shares                      The Chuo Trust & Banking Co., Ltd.
                                    Common Stock ("Chuo  Common")

50,000,000  shares                  The Long Term Credit Bank of Japan,  Ltd.
                                    Common Stock ("LTCB Common")

1,000,000 shares                    The Sakura Bank, Ltd. Common Stock
                                    ("Sakura  Common")

At October 31, over 17% of Fund assets were invested in the common stocks of well-capitalized semiconductor equipment manufacturers. Long term, the industry seems to have explosive growth potential, notwithstanding the fact that the current industry depression is deep and long-lasting. Common stock issues of companies in this industry acquired during the quarter were GaSonics, Lam Research, ADE, AVX, CP Clare, Electro Scientific, Electroglas, Silicon Valley, and SpeedFam. All the issues were acquired at prices reflecting a less than 9 times multiple of past peak earnings. For at least several of the issuers, the next peak earnings ought to be a lot better than the last peak.

TAVF also increased its position in four small cap-high tech common issuers where I believe the long-term potentials parallel those existing for semiconductor equipment manufacturers. These issues were Evans & Sutherland, Glenayre, Hologic and Protocol.

Third Avenue also materially expanded its investments in the common stocks of financial institutions and holding companies which became available at discounts from adjusted net asset values. Issues acquired were Cap Re, Imperial Commercial, ACMAT,

American Physicians, Capital Southwest, Chiyoda, Enhance, FSA, Leucadia, MBIA, Risk Capital, Tokio, and Toyoda (Toyoda's largest and most important asset is its holding of approximately 5% of the outstanding common stock of Toyota Motor Corp.).

During the quarter, the Fund increased its holdings of real estate equities. Acquired were common stocks issued by Catellus, Alexander & Baldwin, Avatar, Forest City, Koger and St. Joe. TAVF also acquired additional common shares of two large companies: Nabors Industries, a contract oil and gas driller; and Cummins, a leading manufacturer of diesel engines.

Chaos, or at least semi-chaos, existed in U.S. credit markets during August and September. The panic had large elements of irrationality since, for the first time in recorded history, performing loans were dumped solely because of marks-to-market, i.e., quoted prices in securities markets. There was no credit risk, no interest rate risk, no failure to match maturities risk, and no currency risk. It was just that market prices for many performing loans cratered as yield spreads widened between U.S. Treasuries and other obligations, triggered apparently by Russian government defaults. This unusual emphasis on marks-to-market seems attributable to two developments during the 1990's:- one, the securitization of all sorts of loans; and two, the growing influence of Academic Finance which resulted in changed accounting rules and the increased use of mark-to-market covenants in loan agreements. It ought to be obvious, though, that however important marks-to-market are in evaluating portfolios of common stocks, or portfolios of loans where money defaults exist, marks-to-market ought to be unimportant in appraising portfolios of performing loans as long as the cash paid on portfolio holdings exceeds the cash necessary to service the borrowings that make up the right hand side of the balance sheet where the assets on the left hand side of the balance sheet consist of performing loans.

TAVF took advantage of this mark-to-market crisis in three ways - acquiring Imperial Commercial Common at a price where the indicated dividend return is 15% to 17%; Cymer Converts where at TAVF's cost, the yield-to-maturity is around 17%; and PhyMatrix Converts where the yield-to-maturity at the Fund's cost is around 34%. Imperial Commercial is a Real Estate Investment Trust whose assets consist only of performing real estate mortgage loans; it is comparatively unleveraged. Cymer, a first-rate semiconductor equipment company, is well-financed because, like many other well-managed companies, it raised money by selling securities publicly when markets were highly favorable, even though Cymer didn't need the money. Health care entrepreneurs we consulted tell us that PhyMatrix is a very well-managed company. Assuming the loans involved remain performing loans, the Fund's worst case on these investments is that returns will range between 17% and 34%, assuming the issues are held to maturity.

Cymer Converts and PhyMatrix Converts are not without problems since the instruments do not provide covenant protections for the Fund. For example, there are no covenants protecting debt holders if the company chooses to distribute cash to common shareholders, thereby diminishing the credit-worthiness of the debt instruments held by TAVF. PhyMatrix announced on September 14 that "the Company may repurchase up to $15,000,000 of its Common Stock from time to time in the open market at prevailing market prices." PhyMatrix management does not appear to be too swift. If one were looking to benefit the Company, and its long-term stockholders, it would make much more sense were PhyMatrix to use $15 million to buy-in the PhyMatrix Converts at yields-to-maturity of, say, 20% or better, than it would be to buy-in PhyMatrix Common. In any event, it seems likely that Cymer Converts and PhyMatrix Converts will remain performing loans. If these issues suffer money defaults, though, I will have wished that Third Avenue would have had considerably larger positions in each issue so that the Fund would have some voice in the reorganization processes.

Normally, Third Avenue attempts to acquire securities which I deem to be "safe and cheap." It is rare that in trying to acquire securities "cheap" that the Fund is able to acquire securities where there also seems to be a catalyst:- a factor that suggests there might be profitable work-out opportunities over the next year. Markets tend too much toward efficiency for catalysts to exist for Third Avenue. However, four issues which seem to have catalysts were acquired during the quarter: Cap Re Common, Chiyoda Common, Imperial Commercial Common, and Leucadia Common.

Cap Re, a financial guarantor, was acquired for about $17 per share; adjusted book value is around $24 to $26 per share. Cap Re's AAA claims paying ability is under review by Moody's. Cap Re would be a disaster if its AAA claims paying ability is negated. A number of institutions - especially European banks - are interested in acquiring control of financial insurers and probably would pay a meaningful premium over adjusted book value to acquire control of Cap Re. This might well become a realistic scenario if the company's AAA rating appears to be in jeopardy.

In September, Toyota Motor increased its ownership position in Chiyoda Common from 37% of the issue to 47%, mostly by buying a new issue of Chiyoda Common at 500 yen, the then market price of Chiyoda Common. Chiyoda has a net asset value, after deducting reserves for taxes on unrealized appreciation, of about 875 yen. Toyota Motor informed us in a private letter that if it were to acquire Chiyoda

Common in an M&A type transaction, it would have to consider the equivalent of "entire fairness," not just market price. On October 12, the president of Toyota stated, "Toyota wants to establish a worldwide network of auto insurance and finance companies like those of General Motors." The Fund has been buying Chiyoda common for 380 yen. If there is to be an acquisition of Chiyoda by Toyota Motor, a price in excess of 500 yen may be a realistic expectation.

At September 30, Imperial Commercial had a net asset value, based on marks-to-market, of $14.43 per share, roughly equivalent to liquidation value. The Fund acquired its position in Imperial Commercial Common for $7.85 per share. In its Analyst Conference Call, the Chief Executive Officer of Imperial Commercial stated that the company is examining all alternatives to maximize shareholder value including, among others, liquidation.

Leucadia management has publicly announced that it is examining the feasibility of making massive cash distributions to shareholders.

During the fourth quarter, the Fund reduced its holdings of First American Common. This was merely for portfolio balance. First American Common is TAVF's largest holding, and I thought it was desirable to keep that holding at around 6% of Fund assets. Third Avenue also sold shares in Fuller Common, probably a prelude to disposing of the Fund's entire position in Fuller Common. American Income Common represented shares in a closed-end fund acquired at a discount from Net Asset Value; Third Avenue realized Net Asset Value on the sale.

The Fund closed out its position in Japanese bank common stocks, suffering a loss of around $46 million, or 89(cent) per TAVF share. The only significant position had been in LTCB Common. In acquiring LTCB Common, I had hoped the Fund could replicate the enormous success TAVF had realized by investing in troubled U.S. depository institutions in the early 1990's. This seems to have been especially faulty analysis on my part. There never was any chance that LTCB could have been like its U.S. counterparts and though I now have the benefit of hindsight, I really think I should have known better. The problems with LTCB revolved around three factors:

     1) Japan, unlike the U.S., has no system for working out troubled loans.

     2) The bureaucracy in Japan has power undreamed of in the U.S., The Ministry of Finance had decided to make LTCB a scapegoat for Japanese banking problems, the underlying merits of LTCB vis-a-vis other banks notwithstanding.

     3) LTCB management had absolutely no interest in protecting the interests of LTCB common shareholders under any circumstances. (I only became aware of this when we visited management in Tokyo on September 25.)

Just as a side-bar, two things ought to be noted about LTCB. The Third Avenue lawsuit was mooted when LTCB gave up its attempts to forgive without consideration $3.7 billion of senior loans; it is probable that one of the minority parties, the Democratic Party of Japan, was much more a factor in causing this result than was Third Avenue, especially since the Fund never could interest LTCB in participating in the reorganization of the three troubled debtors whose loans LTCB had tried to forgive. Second, 99% of the LTCB loss is a realized loss for tax purposes. For a number of years to come, Third Avenue seems bound to remain a tax efficient fund since it now has a substantial amount of realized losses which can be used to offset realized gains.

WEIGHT TO PERFORMANCE

The Fund had essentially a break-even year in fiscal 1998. What kind of consideration should mutual fund investors give to performance, especially sub-par performance? For buy-and-hold, long-term growth investors such as TAVF, its annual performance ought to be a symptom of one of two things.

                                     Either

     1) Poor performance could be a measure of a money manager's incompetence. The investment in LTCB Common would seem to point in that direction.

                                       or

     2) Poor performance could be a measure indicating that terrific values in the portfolio became even more terrific as the common stocks of strong businesses with large long-term potentials became even more attractively priced than when they were acquired initially. I believe that this is the case for the twenty-nine common stock positions which were increased during the just-ended quarter. Pricing for the particular issues seemed more like 1974 or 1982 to me than they did like 1998.

Hopefully, the stockholders of TAVF will give much more weight to the quality of the existing portfolio - and the prices paid to establish these positions - than they will to LTCB. LTCBs do go with the territory. After all, Peter Lynch had Crazy Eddie and Warren Buffett had U.S. Air.

Further, there are other ways to measure performance that may be more meaningful than one-year results overall. For example, our investments in Japanese non-life insurance companies have far outperformed relevant indexes. At October 31, the market value of the Fund's investments in Japanese non-life insurance companies virtually equaled TAVF's cost. Third Avenue had initially invested in these issues in January

1997 when the Nikkei Index stood at 19,446. At October 31, 1998, the Nikkei Index closed at 13,564, for a decline in the January 1997 to October 1998 period of a little over 30%. The experience for the Fund's investments in semiconductor equipment common stocks seems to have been similar - the Fund's investments in semis outperformed easily the semi-index.

This is the way it should be. First, the companies in which the Fund has invested enjoy exceptional financial strength. As such, they are unlikely to be victimized by dramatic, adverse, unpredictable business changes. Second, if there is no evidence of permanent impairment of capital, Third Avenue averages down by increasing its positions in the common stocks of solid companies at lower and lower prices.

If we do the analysis right, long-term performance for TAVF ought to continue to be satisfactory. I remain optimistic about the issues currently in the Fund's portfolio, both in terms of quality and in terms of appreciation potential.

A BALANCED APPROACH TO VALUE INVESTING

Third Avenue uses a Balanced Approach in assessing investments. In this regard TAVF is quite different from the vast majority of other mutual funds where, instead of a Balanced Approach, money managers emphasize a Primacy of the Income Account Approach. These other money managers focus on forecasts of future flows:- either earnings or cash flows.

It may be helpful to Fund shareholders if they can gain an understanding of how TAVF differs from most others. I try to provide such understanding in the following paragraphs, most of which are excerpted from my new book scheduled to be published by John Wiley & Sons next spring. The title of the book is VALUE INVESTING - A BALANCED APPROACH.

Wall Street Analysts employed in the research departments of broker/dealers and as money managers running mutual funds seem out of step with the rest of the world when it comes to corporate valuations. Wall Street Analysts in their valuations emphasize, sometimes to the exclusion of all other considerations, forecasts of future flows:- either earning or cash flows. This emphasis does not exist when it comes to the valuation of private businesses, or in the vast majority of Merger and Acquisition (M&A) analyses undertaken by control investors.

Benjamin Graham and David Dodd in the 1962 edition of their classic, SECURITY ANALYSIS, describe this difference in analytical approaches. On page 551 it is stated, "Security analysts -- should reflect fully on the rather startling truth that as long as a business remains a PRIVATE corporation or partnership the net asset value appearing on the balance sheet is likely to constitute the point of departure for determining what the enterprise is `worth.' But once it makes its appearance as a publicly held company - even though the shares distributed to the public constitute only a small part of the total - the net worth figure seems to lose virtually all its significance. `Value' then becomes dependent almost exclusively on the expected future earnings."

Graham and Dodd were quite insightful in pointing to the strong tendency to look at businesses quite differently when dealing with private entities rather than publicly-traded common stocks. In my view, though, Graham and Dodd overstated the importance of net asset value in appraising private businesses. Rather, those valuing private businesses, or M&A opportunities, tend to have a balanced approach consisting of three general factors:

     1) The QUALITY of resources in a business; i.e., the financial strength to be able to either expand, acquire, or refinance, businesses; or to withstand future adversities.

     2) The QUANTITY of resources in a business relative to the price paid to acquire equity interests. This is akin to Graham and Dodd's net asset value, or book value, but the accounting figures are almost always adjusted to reflect a more realistic value for assets - e.g., real estate appraisals for income producing properties, or equities in loss reserves for certain property and casualty insurance companies.

     The QUALITY of resources and the QUANTITY of resources are then translated into another factor.

     3) The prospects for long-term wealth creation.

Long-term wealth creation for private businesses, or in an M&A context, can come in a number of forms, including improved operating earnings, prospects for Initial Public Offerings, enhanced M&A prospects, abilities to refinance and/or create unrealized appreciation. Except when taking advantage of Wall Street's focus on reported earnings per share from operations, having such reported earnings tends to be the least desirable method by which to create wealth. Operating earnings usually are characterized by huge income tax disadvantages. Such wealth creation usually is fully taxed (in a situation where it is hard for the corporation to control timing of taxable events) as compared with, say, unrealized appreciation which is not taxed at all.

The best investors on Wall Street: - Warren Buffett, Carl Icahn, Richard Rainwater, et al - all seem to use the three-pronged balanced approach described above in their investment activities. All are control, or elements of control, investors who do not try to predict stock market prices but rather take advantage of stock market prices whatever they may happen to be at a moment of time. The goal of these control investors seems to be to determine what a business is worth and what the internal dynamics of the business might be. Then they stop.

Wall Street Analysts on the other hand carry extra analytic burdens. Their object is not so much to determine the underlying worth of a business, though that is part of their job, but, more importantly to predict the price at which a common stock will sell in stock markets in periods just ahead. In doing this, Wall Street Analysts become involved in considering a whole gamut of factors that have little, or nothing to do with determining underlying business values. These non-business value factors include all technical-chartist considerations, predictions about the direction of the general stock market, gauging investor psychology, looking at corporate dividend policy, and studying the supply-demand calculus inherent in figuring out who is buying a particular security and who is selling.

Most buy-and-hold investors, who are interested in analyzing fundamentals, probably can fare very well by emulating the best investors such as Warren Buffett and Richard Rainwater. It has never been easier for outside, passive, investors to understand most businesses, without the use of inside information. Since Graham and Dodd wrote, there has been a true disclosure revolution. Trained analysts now can make reasonably good decisions about most common stocks an investor wants to hold for the long term simply by reviewing the public record supplemented by interviews of managements and other knowledgeable parties, -something that was not possible when Graham and Dodd were writing.

There is a great deal of comfort in investing using a balanced approach. It seems particularly appropriate for investors with true long-term goals: - retirement or a child's higher education. Here, rewards ought easily to outweigh risk.

Using a balanced approach though, is not for everyone.

     1) Do not use a balanced approach if you are untrained in fundamental analysis, something true for many research department analysts and money managers.

     2) Fundamental investors try to guard against investment risk; i.e., permanent impairment of the capital of the underlying business. In doing this, most fundamental investors end up taking huge market risks; i.e., the price of the common stocks they own may decline. Market risk is particularly pertinent because for most businesses to become attractively priced using a balanced approach, the near-term outlook for the company is poor. If a near-term outlook is poor, near-term stock price performance might be poor also.

     3) Don't use a balanced approach where one's job depends on near-term market performance, or where client redemptions are likely to occur based on near-term common stock price performance.

     4) Don't use a balanced approach where the portfolio is financed with borrowed money where collateral is marked to market daily. Loans are likely to be called if market prices decline, the underlying fundamental merits of a business notwithstanding.

REOPENING THE FUND

The Fund has reopened for new investment now that large amounts of cash have been invested.

1998 DISTRIBUTION

On November 18, 1998, TAVF declared a dividend from the Fund's estimated net investment income through the period ending December 31, 1998. The amount is estimated to be approximately $0.40 per Fund share. This dividend is payable January 6, 1999 to Fund shareholders of record on December 30, 1998. The precise amount of the dividend will be determined based on the number of total Fund shares outstanding on the close of business on the record date, December 30, 1998. The dividend is payable in cash or, for those shareholders who have elected the reinvestment option, in additional Fund shares at the Fund's net asset value on December 31, 1998, the "ex" date, or valuation date, for reinvestment.

I will write you again when the report for the period to end January 31, 1999 is published. Best wishes for a Happy and Prosperous New Year.



Sincerely yours,

/s/Martin J. Whitman
--------------------
Martin J. Whitman
Chairman of the Board


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 1998

                 PRINCIPAL                                                  VALUE        % OF
                 AMOUNT ($) ISSUES                                         (NOTE 1)    NET ASSETS
-------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - 1.73%

               14,565,176     Ford Credit Auto Owner Trust
                              Series 1997-B Class A-2, Subordinated
                              Bond, 5.95% due 1/15/00                  $14,606,177

                8,601,716     Residential Funding Mortgage
                              Securities Co., Inc.
                              Series 1996-S9 Class A-12,
                              7.25% due 4/25/26                          8,656,380
                2,328,541     The Money Store Home Equity Trust
                              Series 1992-A Class A,
                              6.95% due 1/15/07                          2,325,386

                1,020,922     The Money Store Home Equity Trust
                              Series 1995-B Class A-3,
                              6.65% due 1/15/16                          1,022,326
                                                                       -----------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $26,589,244)                        26,610,269     1.73%
                                                                       -----------
-------------------------------------------------------------------------------------------------
BANK AND OTHER DEBT - 0.48%
Oil Services    1,445,208     Cimarron Petroleum Corp. (c) (d)           1,464,433     0.10%
                                                                       -----------
Retail            295,370     Lechmere, Inc. Trade Claim (a) (c)            11,815
               13,000,000     Montgomery Ward Series I
                              8.37%, 7/15/02 (a) (c)*                    1,300,000

                8,571,364     Montgomery Ward Series C
                              9.24%, 3/15/03 (a) (c)*                      857,136

               10,000,000     Montgomery Ward Series F
                              9.81%, 3/15/03 (a) (c)*                    1,000,000

               26,606,561     Montgomery Ward Trade Claim (a) (c)        2,660,656
                                                                       -----------
                                                                         5,829,607     0.38%
                                                                       -----------
                              TOTAL BANK AND OTHER DEBT
                              (Cost $22,618,912)                         7,294,040
                                                                       -----------
-------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 0.68%

Lasers - Systems /15,000,000  Cymer, Inc.  3.5%, due 8/6/04             10,031,250     0.65%
                                                                       -----------
Components

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 1998

                    PRINCIPAL                                               VALUE        % OF
                    AMOUNT ($) ISSUES                                      (NOTE 1)    NET ASSETS
-------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS (CONTINUED)

Medical Management   1,128,000  PhyMatrix Corp.  6.75%, due 6/15/03    $   452,610     0.03%
                                                                       -----------
Services
                                Total Convertible Bonds
                                (Cost $9,502,997)                       10,483,860
                                                                       -----------
-------------------------------------------------------------------------------------------------
CORPORATE BONDS - 0.49%

Bermuda Based        6,428,575  CGA Special Account Trust (b) (c)        6,428,575     0.42%
                                                                       -----------
Financial Institutions

Membership Sports &  1,128,123  Thousand Trails, Inc.,
Recreation Clubs                Pay-In-Kind Notes 12%, 7/15/03           1,071,717     0.07%
                                                                       -----------
                                Total Corporate Bonds
                                (Cost $7,621,511)                        7,500,292
                                                                       -----------
-------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY BONDS (COLLATERALIZED MORTGAGE OBLIGATIONS) - 8.14%
Planned Amortization 3,599,780  Fannie Mae
Classes                         Series 1993-131 C,  5.75% due 6/25/06    3,614,325

                    22,322,888  Fannie Mae
                                Series 1998-24 PA, 6.00% due 12/18/08   22,434,838
                    41,164,705  Fannie Mae
                                Series 1998-16 PA, 6.00% due 4/18/09    41,354,269
                     1,912,943  Fannie Mae
                                Series 1994-41 PD, 5.75% due 4/25/15     1,909,997
                     5,190,019  Fannie Mae
                                Series G92-65 E, 6.50% due 12/25/16      5,195,910
                       880,577  Freddie Mac
                                Series 1586 E, 5.50% due 9/15/03           879,217
                     4,631,896  Freddie Mac
                                Series 1580 N, 5.85% due 7/15/04         4,661,424
                    12,106,235  Freddie Mac
                                Series 1679 A, 5.25% due 9/15/06        12,081,236
                    20,000,000  Freddie Mac
                                Series 1978 PA, 6.30% due 8/15/16       20,125,500
                     9,529,815  Freddie Mac
                                Series 1610 PE, 6.00% due 4/15/17        9,577,273

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 1998

                     PRINCIPAL                                              VALUE        % OF
                     AMOUNT ($) ISSUES                                     (NOTE 1)    NET ASSETS
-------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY BONDS (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Planned Amortization 3,622,406  Freddie Mac
Classes (continued)             Series 2007 CA, 7.50% due 9/15/23      $ 3,639,579
                                                                       -----------
                                Total U.S. Government Agency Bonds
                                (Cost $124,898,684)                    125,473,568     8.14%
                                                                       -----------
-------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 85.56%

Annuities & Mutual Fund163,300  John Nuveen & Co., Inc. Class A          5,695,088
Management & Sales     508,000  Liberty Financial Companies, Inc.       12,763,500
                       450,000  SunAmerica, Inc.                        31,725,000
                                                                        ----------
                                                                        50,183,588     3.26%
                                                                        ----------
Apparel Manufacturers  150,000  Kleinerts, Inc. (a) (c)                  2,700,000     0.18%
                                                                        ----------
Banking-Japan        1,360,000  The Long-Term Credit Bank of Japan,
                                Ltd. (c)                                         0     0.00%
                                                                        ----------
Bermuda Based          838,710  CGA Group, Ltd. (a) (b) (c)                      0
Financial Institutions  91,999  Cobalt Holdings, LLC (c)                       920
                       118,449  ESG Re, Ltd. (a) (c)                     2,176,500
                        85,917  LaSalle Re Holdings, Ltd.                2,029,789
                       912,442  St. George Holdings, Ltd. Class A (a)(b)(c) 91,244
                         7,549  St. George Holdings, Ltd. Class B (a)(b)(c)    755
                                                                        ----------
                                                                         4,299,208     0.28%
                                                                        ----------
Building Products       44,000  Central Sprinkler Corp. (a)                412,500
& Related              250,000  Cummins Engine Co., Inc.                 8,531,250
                       110,500  H.B. Fuller Co.                          4,544,313
                       125,400  Tecumseh Products Co. Class A (b)        6,520,800
                       417,300  Tecumseh Products Co. Class B (b)       21,699,600
                                                                        ----------
                                                                        41,708,463     2.71%
                                                                        ----------
Business Development    72,445  Capital Southwest Corp.                  6,266,493     0.41%
Companies                                                               ----------

Computers,  Networks   800,000  3Com Corp. (a)                          28,850,000
& Software             365,000  Electronics for Imaging, Inc. (a)        8,782,812

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 1998

                     PRINCIPAL                                              VALUE        % OF
                     AMOUNT ($) ISSUES                                     (NOTE 1)    NET ASSETS
-------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Computers,  Networks   391,200  NCR Corp. (a)                         $ 13,154,100
& Software             100,000  Novell, Inc. (a)                         1,487,500
(continued)                                                           ------------
                                                                        52,274,412     3.39%
                                                                        ----------
Depository Institutions 53,000  Astoria Financial Corp.                  2,279,000
                       123,237  BankAtlantic Bancorp, Inc. Class A         854,957
                       147,034  Bankers Trust New York Corp.             9,235,573
                       218,500  Carver Bancorp, Inc. (b)                 1,966,500
                        61,543  Commercial Federal Corp.                 1,396,257
                       197,307  Golden State Bancorp., Inc. (a)          3,785,828
                        53,480  Golden State Bancorp., Inc.
                                Warrants, 9/17/00 (a)                      655,130
                       197,307  Golden State Bancorp, Inc.
                                Litigation Tracking Warrants (a)           961,872
                        60,000  Letchworth Independent Bancshares Corp.    900,000
                       155,952  Marshall & Ilsley Corp.                  7,602,660
                        69,566  Peoples Heritage Financial Group, Inc.   1,252,188
                                                                       -----------
                                                                        30,889,965     2.00%
                                                                       -----------
Financial Insurance    200,000  Ambac Financial Group, Inc.             11,637,500
                       100,000  Capital Re Corp.                         1,831,250
                       608,500  Enhance Financial Services Group, Inc.  14,946,281
                     1,000,000  Financial Security Assurance
                                Holdings, Ltd.                          49,812,500
                       394,673  MBIA Inc.                               24,124,387
                                                                       -----------
                                                                       102,351,918     6.64%
                                                                       -----------
Financial Services      13,104  Associates First Capital Corp. Class A     923,832     0.06%
                                                                       -----------
Food Manufacturers     328,000  J & J Snack Foods Corp. (a)              7,380,000
& Purveyors             95,000  Premark International, Inc.              3,010,313
                       172,200  Sbarro, Inc.                             4,046,700
                       109,100  Weis Markets, Inc.                       3,913,963
                                                                       -----------
                                                                        18,350,976     1.19%
                                                                       -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 1998

                     PRINCIPAL                                              VALUE        % OF
                     AMOUNT ($) ISSUES                                     (NOTE 1)    NET ASSETS
-------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Holding Companies       50,000  Aristotle Corp. (a)                    $   287,500     0.02%
                                                                       -----------
Industrial - Japan   2,200,000  Toyoda Automatic Loom Works, Ltd.       35,871,656     2.33%
                                                                       -----------
Insurance Holding      200,678  ACMAT Corp. Class A (a) (b)              3,085,424
Companies              803,669  Danielson Holding Corp. (a) (b) (c)      3,164,447
                        50,000  Fund American Enterprises                6,337,500
                                Holdings, Inc.
                       648,200  Leucadia National Corp.                 19,851,125
                       436,700  Risk Capital Holdings, Inc. (a)          9,061,525
                         5,490  Sen-Tech International Holdings,
                                Inc. (a) (c)                             2,745,000
                                                                       -----------
                                                                        44,245,021     2.87%
                                                                       -----------
Life Insurance         434,536  Reliastar Financial Corp.               19,038,109     1.24%
                                                                       -----------
Manufactured Housing    89,000  Liberty Homes, Inc. Class A              1,056,875
                        40,000  Liberty Homes, Inc. Class B                482,500
                        16,875  Palm Harbor Homes, Inc. (a)                426,094
                                                                       -----------
                                                                         1,965,469     0.13%
                                                                       -----------
Media                  276,600  ValueVision International, Inc.
                                Class A (a)                              1,089,113     0.07%
                                                                       -----------
Medical Supplies        81,400  Acuson Corp. (a)                         1,226,087
& Services             342,300  Datascope Corp. (a)                      7,723,144
                     1,125,000  Hologic, Inc. (a)                       15,398,437
                       167,429  Medtronic, Inc.                         10,882,885
                       912,900  Protocol Systems, Inc. (a) (b)           7,246,144
                        90,750  St. Jude Medical, Inc. (a)               2,563,687
                                                                       -----------
                                                                        45,040,384     2.92%
                                                                       -----------
Membership Sports &    237,267  Thousand Trails, Inc. (a)                  904,580     0.06%
Recreation Clubs                                                       -----------


Mortgage Insurance     152,800  CMAC Investment Corp.                    6,398,500     0.42%
                                                                       -----------
Motor Vehicles &        50,000  Ford Motor Co.                           2,712,500     0.18%
Cars' Bodies                                                           -----------




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1998

                     PRINCIPAL                                              VALUE        % OF
                     AMOUNT ($) ISSUES                                     (NOTE 1)    NET ASSETS
-------------------------------------------------------------------------------------------------
Common Stocks and Warrants (continued)

Natural Resources &  1,160,000  Alexander & Baldwin, Inc.              $23,562,500
Real Estate            474,300  Avatar Holdings, Inc. (a) (b)            8,596,687
                       179,600  Catellus Development Corp. (a)           2,469,500
                        31,000  Consolidated Tomoka Land Co.               418,500
                       550,000  Forest City Enterprises, Inc. Class A1   1,825,000
                         7,500  Forest City Enterprises, Inc. Class B      164,531
                       265,000  Imperial Credit Commercial Mortgage
                                Investment Corp.                         2,219,375
                     1,080,336  Koger Equity, Inc.                      18,230,670
                        14,600  LNR Property Corp.                         259,150
                           846  Public Storage, Inc.                        22,578
                       238,200  St. Joe Co.                              5,701,912
                     3,045,508  Tejon Ranch Co. (b) (c)                 60,856,925
                                                                       -----------
                                                                       134,327,328     8.72%
                                                                       -----------
Non-Life             7,319,000  Mitsui Marine & Fire Insurance Co.,
                                Ltd.                                    36,366,830
Insurance-Japan      5,102,000  The Chiyoda Fire & Marine Insurance
                                Co., Ltd.                               16,813,062
                     5,316,000  The Nissan Fire & Marine Insurance
                                Co., Ltd.                               14,735,424
                     3,246,000  The Sumitomo Marine & Fire Insurance
                                Co., Ltd. (a)                           18,998,006
                     1,020,800  The Tokio Marine & Fire Insurance Co.,
                                Ltd., Sponsored ADR                     58,696,000
                     3,000,000  The Yasuda Fire & Marine Insurance
                                Co., Ltd.                               14,777,749
                                                                       -----------
                                                                       160,387,071     10.41%
                                                                       -----------
Oil Services         1,875,000  Nabors Industries, Inc. (a)             34,687,500     2.25%
                                                                       -----------
Security Brokers,      223,600  Jefferies Group, Inc.                    6,708,000
Dealers &              893,332  Legg Mason, Inc.                        23,729,131
Flotation Companies  1,181,250  Raymond James Financial, Inc.           27,094,922
                                                                       -----------
                                                                        57,532,053     3.73%
                                                                       -----------




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1998

                     PRINCIPAL                                              VALUE        % OF
                     AMOUNT ($) ISSUES                                     (NOTE 1)    NET ASSETS
-------------------------------------------------------------------------------------------------
Common Stocks and Warrants (continued)

Semiconductor          728,900  ADE Corp. (a) (b)                    $   7,289,000
Equipment               25,000  AG Associates, Inc. (a)                     56,250
Manufacturers and      400,000  Applied Materials, Inc. (a)             13,875,000
Related              1,700,000  AVX Corp.                               30,175,000
                     1,004,500  C.P. Clare Corp. (a) (b)                 5,022,500
                     1,600,300  Electro Scientific Industries,
                                  Inc. (a) (b)                          40,207,537
                     1,846,200  Electroglas, Inc. (a) (b)               23,192,887
                     2,820,900  FSI International, Inc. (a) (b)         18,335,850
                       631,700  GaSonics International Corp. (a)         3,237,462
                       369,200  KLA-Tencor Corp. (a)                    13,614,250
                       376,400  Lam Research Corp. (a)                   5,434,275
                       300,000  Photronics, Inc. (a)                     6,543,750
                     4,234,800  Silicon Valley Group, Inc. (a) (b)      54,258,375
                     1,605,000  SpeedFam International, Inc. (a) (b)    25,880,625
                       663,200  Veeco Instruments, Inc. (a) (b)         19,688,750
                       262,500  Zygo Corp. (a)                           2,559,375
                                                                       -----------
                                                                       269,370,886     17.48%
                                                                       -----------
Small-Cap Technology   108,750  AFC Cable Systems, Inc. (a)              2,677,969
                     1,109,900  American Physicians Service Group,
                                  Inc. (a) (b)                           5,688,238
                       127,000  Analogic Corp.                           4,857,750
                       455,400  Boston Communications Group, Inc. (a)    3,671,662
                       230,000  Evans & Sutherland Computer Corp. (a)    4,082,500
                        81,500  FDP Corp.                                  723,313
                     1,824,200  Glenayre Technologies, Inc. (a)         10,945,200
                       299,000  Hypercom Corp. (a)                       2,840,500
                       140,600  H & Q Life Sciences Investors            1,652,050
                       154,800  Integrated Systems, Inc. (a)             1,741,500
                       300,000  Interphase Corp. (a) (b)                 1,893,750
                       412,200  Planar Systems, Inc. (a)                 3,709,800



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1998

                     PRINCIPAL                                              VALUE        % OF
                     AMOUNT ($) ISSUES                                     (NOTE 1)    NET ASSETS
-------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Small-Cap Technology    53,600  Sparton Corp. (a)                    $     331,650
(continued)            612,000  Texas Micro, Inc. (a)                    1,683,000
                       306,900  Vertex Communications Corp. (a) (b)      4,948,763
                                                                     -------------
                                                                        51,447,645     3.34%
                                                                     -------------
Title Insurance      3,000,000  First American Financial Corp. (b)      93,937,500
                       975,700  Stewart Information Services Corp. (b)  48,906,963
                                                                     -------------
                                                                       142,844,463     9.27%
                                                                     -------------
                                TOTAL COMMON STOCKS AND
                                Warrants (Cost $1,040,965,964)       1,318,098,633
                                                                     -------------
-------------------------------------------------------------------------------------------------
PREFERRED STOCK - 0.55%

Bermuda Based          238,857  CGA Group, Ltd., Series A (b) (c)        5,971,427
Financial Institutions 171,429  CGA Group, Ltd., Series B (b) (c)        2,507,999
                                                                     -------------
                                                                         8,479,426     0.55%
                                                                     -------------
Insurance Companies      4,775  Ecclesiastical Insurance, 8.625%            10,836     0.00%
                                                                     -------------
                                Total Preferred Stock
                                (Cost $10,266,947)                       8,490,262
                                                                     -------------
-------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - 1.49%

Bermuda Based        2,215,000  ESG Partners, LP (c)                     2,132,655     0.14%
Financial Institutions                                               -------------


Financial         $ 15,000,000  American Capital Access Holdings,
Insurance                       LLC (c)                                 15,000,000     0.97%
                                                                     -------------
Foreign Option    $ 50,000,000 Japanese Yen November 1998
Contracts                       Put Options (c) (e)                         10,000
                  $100,000,000  Japanese Yen April 1999
                                Put Options (c) (f)                        252,500
                  $ 50,000,000  Japanese Yen June 1999
                                Put Options (c) (g)                        115,000
                                                                     -------------
                                                                           377,500     0.02%
                                                                     -------------




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1998

                     PRINCIPAL                                              VALUE        % OF
                     AMOUNT ($) ISSUES                                     (NOTE 1)    NET ASSETS
-------------------------------------------------------------------------------------------------
OTHER INVESTMENTS (CONTINUED)

Insurance Holding   $1,858,756  Head Insurance Investors LP (c)      $   1,858,756
Companies                  100  HIPI Holdings, Inc. (c)                  1,267,448
                                                                     -------------
                                                                         3,126,204     0.20%
                                                                     -------------
Money Market Funds  $2,437,038  Dreyfus Cash Management                  2,437,038     0.16%
                                                                     -------------
                                Total Other Investments
                                (Cost $25,860,742)                      23,073,397
                                                                     -------------
-------------------------------------------------------------------------------------------------
U.S. Treasury Bills - 1.03%

                    $5,000,000  U.S. Treasury Bill 4.94%, 11/5/98        4,997,566
                    $9,000,000  U.S. Treasury Bill 4.94%, 11/12/98       8,990,375
                    $1,960,000  U.S. Treasury Bill 4.94%, 2/4/99 (h)     1,938,795
                                                                     -------------
                                TOTAL U.S. TREASURY BILLS               15,926,736     1.03%
                                (Cost $15,922,391)                   -------------


                                TOTAL INVESTMENT PORTFOLIO -
                                100.15%                              1,542,951,057
                                (Cost $1,284,247,392)               --------------

                                LIABILITIES NET OF
                                CASH AND OTHER ASSETS - (0.15%)         (2,239,991)
                                                                    --------------
                                NET ASSETS - 100.00%                $1,540,711,066
                                (Applicable to 51,081,171           ==============
                                shares outstanding)

Notes:

(a)  Non-income producing securities.

(b)  Affiliated  issuers-as  defined  under the  Investment  Company Act of 1940
     (ownership of 5% or more of the outstanding voting securities of these issuers).

(c) Restricted/fair valued securities. (d) Interest accrued at a current rate of prime + 2%.

(e) 50 million U.S. Dollar notional amount may be exercised on November 10, 1998 to sell 6.7 billion Japanese Yen at a strike price of 134.20.

(f) 100 million U.S. Dollar notional amount may be exercised on April 7, 1999 to sell 14.4 billion Japanese Yen at a strike price of 143.80.

(g) 50 million U.S. Dollar notional amount may be exercised on June 8, 1999 to sell 7.5 billion Japanese Yen at a strike price of 150.45.

(h)  Security segregated for future Fund commitments. * Issuer in default.

ADR:  American Depository Receipt.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1998

ASSETS:
Investments at value (Notes 1 and 4):
 Unaffiliated issuers (identified cost of $885,409,901)         $1,065,563,793
 Affiliated issuers (identified cost of $398,837,491)              477,387,264
                                                                --------------
  Total investments (identified cost of $1,284,247,392)          1,542,951,057

Cash and cash equivalents (Note 1)                                       1,434
Receivable for fund shares sold                                      2,536,149
Dividends and interest receivable                                    1,787,378
Other assets                                                           120,087
                                                                --------------
  Total assets                                                   1,547,396,105
                                                                --------------
LIABILITIES:
Payable for securities purchased                                     1,027,046
Payable for fund shares redeemed                                     3,730,723
Payable to investment adviser                                        1,097,763
Accounts payable and accrued expenses                                  426,316
Payable for service fees (Note 3)                                       59,436
Unrealized losses on foreign currency swap contract (Note 1)           343,755
Commitments (Note 6)                                                        --
                                                                --------------
  Total liabilities                                                  6,685,039
                                                                --------------
  Net assets                                                    $1,540,711,066
                                                                ==============
SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, no par value,
 51,081,171 shares outstanding                                  $1,281,505,254
Accumulated undistributed net investment income                     17,623,734
Accumulated net realized losses from
 investment transactions (Note 8)                                 (16,796,669)
Net unrealized appreciation on investments and translation of
 foreign currency denominated assets and liabilities               258,378,747
                                                                --------------
  Net assets applicable to capital shares outstanding           $1,540,711,066
                                                                ==============
Net asset value, offering and redemption price per share                $30.16
                                                                        ======



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1998

Investment Income:
   Interest-unaffiliated issuers                                              $ 33,889,064
   Interest-affiliated issuers                                                     350,780
   Dividends-unaffiliated issuers (net of foreign withholding tax of $212,018)   7,642,726
   Dividends-affiliated issuers                                                  2,543,250
                                                                              ------------
               Total investment income                                          44,425,820
                                                                              ------------
EXPENSES:
   Investment advisory fees (Note 3)                                            15,893,039
   Service fees (Note 3)                                                           890,003
   Transfer agent fees                                                             818,044
   Reports to shareholders                                                         396,180
   Administration fees (Note 3)                                                    286,436
   Custodian fees                                                                  235,077
   Accounting services                                                             127,396
   Registration and filing fees                                                    107,893
   Insurance expenses                                                               91,294
   Auditing and tax consulting fees                                                 74,543
   Miscellaneous expenses                                                           73,499
   Legal fees                                                                       61,504
   Directors' fees and expenses                                                     57,275
                                                                              ------------
               Total operating expenses                                         19,112,183
                                                                              ------------
               Net investment income                                            25,313,637
                                                                              ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized losses on investments - unaffiliated issuers                    (38,668,472)
  Net realized  gains on  investments  -  affiliated  issuers                   20,587,312
  Net realized  gains on  foreign  currency  transactions                        2,393,487
  Net change in unrealized appreciation on investments                         (81,803,887)
  Net change in unrealized depreciation on foreign currency swap contract         (343,755)
  Net change in unrealized appreciation on translation of other
        assets and liabilities denominated in foreign currency                  (2,686,163)
                                                                              ------------
               Net realized and unrealized losses on investments              (100,521,478)
                                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $(75,207,841)
                                                                              ============




                              THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                            FOR THE          FOR THE
                                                              YEAR             YEAR
                                                              ENDED            ENDED
                                                            10/31/98         10/31/97
                                                          -------------    -------------
OPERATIONS:
 Net investment income                                   $   25,313,637    $   21,708,924
 Net realized gains (losses) on investments -
  unaffiliated issuers                                      (38,668,472)        7,471,501
 Net realized gains on investments - affiliated issuers      20,587,312         1,892,646
 Net realized gains (losses) on foreign
  currency transactions                                       2,393,487        (4,303,734)
 Net change in unrealized appreciation
  (depreciation) on investments                             (81,803,887)      236,395,374
 Net change in unrealized depreciation on
  foreign currency swap contract                               (343,755)               --
 Net change in unrealized appreciation on translation
  of other assets and liabilities denominated in
  foreign currency                                           (2,686,163)               --
                                                         --------------    --------------
 Net increase (decrease) in net assets
  resulting from operations                                 (75,207,841)      263,164,711
                                                         --------------    --------------
DISTRIBUTIONS:
 Dividends to shareholders from net investment income       (21,900,312)      (13,987,128)
 Distributions to shareholders from net realized gains
  on investments                                             (8,575,897)       (3,539,465)
                                                         --------------    --------------
                                                            (30,476,209)      (17,526,593)
                                                         --------------    --------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                               626,685,681     1,019,596,272
 Net asset value of shares issued in reinvestment of
  dividends and distributions                                27,594,318        15,120,982
 Cost of shares redeemed                                   (654,125,198)     (200,962,398)
                                                         --------------    --------------
 Net increase in net assets resulting from
  capital share transactions                                    154,801       833,754,856
                                                         --------------    --------------
 Net increase (decrease) in net assets                     (105,529,249)    1,079,392,974
 Net assets at beginning of period                        1,646,240,315       566,847,341
                                                         --------------    --------------
 Net assets at end of period (including undistributed
  net investment income of $17,623,734 and
  $13,807,254, respectively)                             $1,540,711,066    $1,646,240,315
                                                         ==============    ==============


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                              YEARS ENDED OCTOBER 31,
                                                 ------------------------------------------------
                                                  1998        1997      1996      1995      1994
                                                 ------      ------    ------    ------    ------
Net Asset Value, Beginning of Period             $31.94      $24.26    $21.53    $18.01    $17.92
                                                 ------      ------    ------    ------    ------
Income (loss) from Investment Operations:
 Net investment income                              .48         .48       .53       .38       .29
 Net gain (loss) on securities
  (both realized and unrealized)                  (1.69)       7.92      2.76      3.53       .16
                                                 ------      ------    ------    ------    ------
 Total from Investment Operations                 (1.21)       8.40      3.29      3.91       .45
                                                 ------      ------    ------    ------    ------
Less Distributions:
 Dividends from net investment income              (.41)       (.57)     (.41)     (.25)     (.22)
 Distributions from realized gains                 (.16)       (.15)     (.15)     (.14)     (.14)
                                                 ------      ------    ------    ------    ------
 Total Distributions                               (.57)       (.72)     (.56)     (.39)     (.36)
                                                 ------      ------    ------    ------    ------
Net Asset Value, End of Period                   $30.16      $31.94    $24.26    $21.53    $18.01
                                                 ======      ======    ======    ======    ======
Total Return                                      (3.86%)     35.31%    15.55%    22.31%     2.56%
Ratios/Supplemental Data:
 Net Assets,  End of period (in thousands)   $1,540,711  $1,646,240  $566,847  $312,722  $187,192
 Ratio of Expenses to Average Net Assets           1.08%       1.13%     1.21%     1.25%     1.16%
 Ratio of Net Income to Average Net  Assets        1.44%       2.10%     2.67%     2.24%     1.85%
 Portfolio Turnover Rate                             24%         10%       14%       15%        5%



    The accompanying notes are an integral part of the financial statements.

                             PERFORMANCE INFORMATION
                                   (UNAUDITED)

PERFORMANCE ILLUSTRATIONS

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                           IN THIRD AVENUE VALUE FUND
                  AND THE STANDARD & POOR'S 500 INDEX (S&P 500)

                           Average Annual Total Return

  1 Year    2 Year    3 Year    4 Year    5 Year    6 Year    7 Year    8 Year
  -3.86%    14.06%    14.54%    16.44%    13.52%    17.19%    15.60%    19.33%



[The following table represents a line chart in the printed piece.]


                TAVF            S&P 500
             ---------         ---------
10/31/90    $10,000.00        $10,000.00
10/31/91     14,915.00         13,350.00
10/31/92     15,884.48         14,679.66
10/31/93     21,818.91         16,872.80
10/31/94     22,377.48         17,525.78
10/31/95     27,369.89         22,159.59
10/31/96     31,625.91         27,498.71
10/31/97     42,793.02         36,328.54
10/31/98     41,141.21         44,317.18


As with all mutual funds, past performance does not indicate future results.

                        THIRD AVENUE SMALL-CAP VALUE FUND

Dear Fellow Shareholders:

At October 31, 1998, the end of our fiscal year, the audited net asset value attributable to the 13,096,406 common shares outstanding of Third Avenue Small-Cap Value Fund ("Small-Cap Value" or the "Fund") was $10.66, compared with the Fund's unaudited net asset value at July 31, 1998 of $11.64. At December 11, 1998, the unaudited net asset value was $10.89.

QUARTERLY ACTIVITY

During the quarter, Small-Cap Value established new positions in the common stocks of two companies, added to 19 of its 40 existing positions, and reduced its holdings in two companies. At October 31, 1998, Small-Cap Value held positions in 42 companies, the top 10 positions of which accounted for approximately 42% of the Fund's net assets. At quarter's end, approximately 13% of the Fund's assets were in cash.

NUMBER OF SHARES                    NEW POSITIONS ACQUIRED

27,600                              Alamo Group, Inc. Common Stock
                                    ("Alamo Common")

25,000                              Capital Re Corp. Common Stock
                                    ("Capital Re Common")


NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS

22,500                              Alico, Inc. Common Stock
                                    ("Alico Common")

10,000                              Avatar Holdings, Inc. Common
                                    Stock ("Avatar Common")

4,500                               Cabot Industrial Trust Common Stock
                                    ("Cabot Common")

15,700                              Bel Fuse, Inc. Class B Common Stock
                                    ("Bel Fuse Common")

80,000                              C. P. Clare Corp. Common Stock
                                    ("C. P. Clare Common")

20,000                              Deltic Timber Corp. Common Stock
                                    ("Deltic Common")

NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS (CONTINUED)

35,800                              Electroglas, Inc. Common Stock
                                    ("Electroglas Common")

91,600                              Evans & Sutherland Computer Corp.
                                    Common Stock ("E&S Common")

29,200                              FBL Financial Group, Inc. Class A
                                    Common Stock ("FBL Common")

20,000                              Financial Security Assurance Holdings Ltd.
                                    Common Stock ("FSA Common")

4,700                               FSI International, Inc. Common Stock
                                    ("FSI Common")

30,000                              Hologic, Inc. Common Stock
                                    ("Hologic Common")

5,000                               HomeBase, Inc. Common Stock
                                    ("HomeBase Common")

26,000                              Koger Equity, Inc. Common Stock
                                    ("Koger Common")

22,000                              Planar Systems, Inc. Common Stock
                                    ("Planar Common")

3,000                               Protocol Systems, Inc. Common Stock
                                    ("Protocol Common")

25,500                              Sparton Corp. Common Stock
                                    ("Sparton Common")

26,100                              SpeedFam International, Inc.
                                    Common Stock ("SpeedFam Common")

11,700                              Value City Department Stores, Inc.
                                    Common Stock ("Value City Common")


 NUMBER OF SHARES                   DECREASES IN EXISTING POSITIONS

167,500                             Summa Four, Inc. Common Stock
                                    ("Summa Common")

76,000                              Xircom, Inc. Common Stock
                                    ("Xircom Common")

Extreme volatility characterized securities prices across a variety of markets, including those of the Small-Cap Value Fund's holdings, during much of the Fund's fiscal fourth quarter ended October 31, 1998. In its various bouts of irrationality, however, Mr. Market afforded the Fund some excellent opportunities to increase its ownership in many existing holdings at very attractive prices. Small-Cap Value also added two new names to its portfolio, Alamo and Capital Re, albeit in rather modest quantities. While share prices of many of our companies have rebounded from the depressed levels reached during the quarter, the Fund's holdings remain undervalued when measured by the ratio of public market share prices to corporate business values (the "price to value" ratio). Just as the Fund tends to find LOWER prices more attractive than higher prices, so too might you, our shareholders, find the low "price to value" ratio that currently characterizes Small-Cap's holdings an attractive level at which to add to your own holdings of the Fund.

Alamo is the world leader in the design, manufacture and distribution of tractor-mounted mowing and other vegetation maintenance equipment. Serving both agricultural and industrial markets, Alamo has achieved leading market shares in the United States and Europe with broad product lines and more than 20 acquisitions under its belt. Alamo has received, and its shareholders recently approved, a buyout offer from Woods Equipment of $18 1/2 cash in exchange for all of Alamo's common shares outstanding. With Alamo shares trading around $12 1/2 today, Alamo common seems like it fits our "safe and cheap" investment philosophy irrespective of the pending deal. At current prices, Small-Cap has an opportunity to purchase shares of what appears to be an attractive business with a healthy balance sheet and competent management at a reasonable valuation, notwithstanding deteriorating business conditions among Alamo's customers. Conditions in the high-yield markets and short-term weakness in Alamo's business have cast a seemingly long shadow over completion of the deal. Regardless of whether a deal is completed, however, we can be happy owners of Alamo Common. That a deal may be completed in the coming months or that the business is likely to be sold in the next couple of years, should only enhance our returns.

Capital Re is a fast-growing specialty insurance and reinsurance business with products that include financial guaranty, mortgage guaranty, title and other specialty insurance and reinsurance products. Fast growth and insurance may seem like an oxymoron, but Capital Re has evolved rapidly from a monoline financial guarantor with a focus on insuring municipal bonds, to a broader-based insurer and reinsurer with numerous lines of business. Recently, fast growth has ensnared the company with both real and perceived credit problems. Some of these problems today may actually threaten the company's coveted AAA rating and have buffeted the company's stock price. A loss of its AAA rating would be tantamount to Capital Re being temporarily out of business and might require, among other things, an injection of fresh equity or a merger into a larger, well-capitalized partner. Nevertheless, Small-Cap purchased the shares at prices that, I believe, account for any worst case scenarios and at prices substantially below reasonable liquidation values of the company's assets and liabilities.

Generally speaking, the Fund is a reluctant seller of stocks, viewing its holdings as permanent or semi-permanent ownership positions. We recognize that company values are dynamic and that business values of well-managed companies tend to grow over time. To the extent such business values continue to grow, we think it makes sense to continue to hold the underlying securities. We will, however, sell a security if 1) the company in question has dissipated its resources, 2) our original analysis was flawed, 3) a stock appears grossly overvalued or 4) portfolio considerations necessitate it. This quarter, Small-Cap reduced its holdings in Summa Four Common and Xircom Common.

Cisco Systems, a giant in the data networking industry, acquired Summa Four, a maker of programmable switches for telecommunications markets, in a stock-for-stock exchange. Summa Common was one of Small-Cap's very first investments and it was gratifying to see Cisco recognize the value in Summa. Though Cisco appears to be a terrific company with impressive credentials, we sold our Summa shares because the Cisco stock we would have received was, at best, difficult to value, and may well have been grossly overvalued. In many investment circles, selling Cisco stock is probably heretical, but the public market value of Cisco shares left long-term investors with an unacceptably low margin of safety, a cornerstone of Third Avenue's investment philosophy. Perhaps I would have felt differently about selling Cisco's stock had it been considerably cheaper, or if Cisco had been willing to pay a more handsome price for Summa. While neither was the case, our investment in Summa can only be described as extremely satisfactory.

We also reduced our holdings of Xircom Common. We had both investment considerations as well as portfolio considerations for selling Xircom shares. Xircom Common had appreciated rapidly, reflective, in part, of a strong product cycle and excellent execution on the part of management. However, Xircom Common, too, had reached price levels that significantly eroded our margin of safety. Put another way, Xircom Common had become a high price-to-value situation: not only were the stock market values at which the Fund sold probably well beyond what a knowledgeable business-person might pay for the business in any foreseeable time frame, but those values also reflected very high expectations and left almost no room for error or disappointment in the company's business.

Layered on top of those key investment considerations was a portfolio consideration: cash in the fund had dwindled below 10%, a rule-of-thumb "comfort zone" for us at Third Avenue. While most other mutual funds believe in being fully invested -- indeed most other funds fervently pound the table about being fully invested -- we do not. Fully invested mutual funds subject to unpredictable cash flows as well as individual liquidity issues could, in the worst case, be forced to sell shares that it otherwise would not sell. For Third Avenue, prudence dictates that we keep some of our assets in cash and 10% seems like a reasonable level. When cash levels in the Fund fell below our 10% level in October and appeared to be on the way down, it seemed prudent to increase our cash cushion. We have, for the time being, suspended our sales of Xircom Common as cash now sits comfortably above the 15% level. Xircom continues to prosper and, despite the sales of nearly a third of our position, Xircom Common continues to be one of the Fund's largest holdings.

1998 Distribution

On November 18, 1998, Small-Cap Value declared a dividend from the Fund's estimated net investment income through the period ending December 31, 1998. The amount is estimated to be approximately $0.09 per Fund share. This dividend is payable January 6, 1999 to Fund shareholders of record on December 30, 1998. The precise amount of the dividend will be determined based on the number of total Fund shares outstanding on the close of business on the record date, December 30, 1998. The dividend is payable in cash or, for those shareholders who have elected the reinvestment option, in additional Fund shares at the Fund's net asset value on December 31, 1998, the "ex" date, or valuation date, for reinvestment.

I look forward to writing you again when we publish our First Quarter Report dated January 31, 1999.

Sincerely,

/s/ Curtis R. Jensen
--------------------
Curtis R. Jensen
Co-manager, Third Avenue Small-Cap Value Fund

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 1998

                                                                           VALUE        % OF
                            SHARES   ISSUES                               (NOTE 1)   NET ASSETS
-----------------------------------------------------------------------------------------------

COMMON STOCKS - 86.21%
Construction-Japan         431,900   Sawako Corp., Sponsored ADR (b)      $2,510,419     1.80%
                                                                          ----------
Financial Insurance         25,000   Capital Re Corp.                        457,813
                            60,300   Financial Security Assurance
                                     Holdings Ltd. (b)                     3,003,694
                           113,324   MBIA Inc.                             6,926,929
                                                                          ----------
                                                                          10,388,436      7.45%
                                                                          ----------
Industrial Equipment        27,600   Alamo Group, Inc.                       379,500      0.27%
                                                                          ----------
Life Insurance             179,000   FBL Financial Group, Inc. Class A (b) 4,553,313      3.26%
                                                                          ----------
Manufactured Housing       184,300   Skyline Corp.                         5,724,819      4.10%
                                                                          ----------
Media                      408,700   ValueVision International, Inc.
                                     Class A (a)                           1,609,256      1.15%
                                                                          ----------
Medical Supplies            10,000   Acuson Corp. (a)                        150,625
                           110,000   Hologic, Inc (a)                      1,505,625
                           278,000   Protocol Systems, Inc. (a)            2,206,625
                                                                          ----------
                                                                           3,862,875      2.77%
                                                                          ----------
Natural Resources &        187,500   Alexander & Baldwin, Inc.             3,808,594
Real Estate                241,400   Alico, Inc.                           4,133,975
                           235,000   Avatar Holdings, Inc. (a) (b)         4,259,375
                           126,900   Cabot Industrial Trust                2,538,000
                           226,800   Deltic Timber Corp.                   5,528,250
                           186,000   Koger Equity, Inc.                    3,138,750
                           200,000   Tejon Ranch Co (d)                    3,996,504
                         1,104,700   The TimberWest Forest Corp. (Canada)  6,284,155
                                                                          ----------
                                                                          33,687,603     24.14%
                                                                          ----------
Non-Life                 2,425,000   The Nissan Fire & Marine
Insurance-Japan                      Insurance Co., Ltd.                   6,721,859      4.82%
                                                                          ----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1998


                                                                                VALUE        % OF
                  SHARES   ISSUES                                              (NOTE 1)   NET ASSETS
----------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Retail           411,100    HomeBase, Inc. (a) (b)                         $  2,774,925
                 261,700    Value City Department Stores, Inc. (a)            2,404,369
                                                                            -----------
                                                                              5,179,294    3.71%
                                                                            -----------
Semiconductor    520,000    C.P. Clare Corp. (a) (b) (c)                      2,600,000
Equipment        154,500    Electroglas, Inc. (a) (b)                         1,940,906
Manufacturers    417,400    FSI International, Inc. (a)                       2,713,100
and Related      164,200    Silicon Valley Group, Inc. (a)                    2,103,812
                 309,200    SpeedFam International, Inc. (a) (b)              4,985,850
                                                                            -----------
                                                                             14,343,668   10.28%
                                                                            -----------
Technology       275,000    ACT Networks, Inc. (a)                            2,337,500
                  25,000    Bel Fuse, Inc. Class A (a) (b)                      621,875
                  40,700    Bel Fuse, Inc. Class B (a)                          869,963
                 117,400    Boston Communications Group, Inc. (a)               946,538
                 326,900    Centigram Communications Corp. (a) (b)            2,165,712
                 116,600    Evans & Sutherland Computer Corp. (a) (b)         2,069,650
                 257,300    Glenayre Technologies, Inc. (a)                   1,543,800
                 161,500    PictureTel Corp. (a)                              1,191,062
                 370,300    Planar Systems, Inc. (a)                          3,332,700
                 101,500    Rofin-Sinar Technologies, Inc. (a) (b)              837,375
                 244,800    Shiva Corp. (a)                                   1,384,638
                 114,500    Sparton Corp. (a)                                   708,469
                 490,600    SpecTran Corp. (a) (b) (c)                        2,361,012
                  29,800    Summa Four, Inc. (a)                                499,150
                 240,400    Xircom, Inc. (a)                                  7,091,800
                                                                            -----------
                                                                             27,961,244   20.04%
                                                                            -----------
Title Insurance  108,000    First American Financial Corp.                    3,381,750   2.42%
                                                                            -----------
                            TOTAL COMMON STOCKS
                            (Cost $139,527,271)                             120,304,036
                                                                            -----------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1998


                                                                                VALUE        % OF
                  SHARES   ISSUES                                              (NOTE 1)   NET ASSETS
----------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - 0.19%
Foreign Option    7,000,000   Canadian Dollar July 1999
Contracts                     Put Options (d) (e)                            $    248,150
                 10,000,000   Japanese Yen February 1999
                              Put Options (d) (f)                                  23,750
                                                                              -----------
                              TOTAL OTHER INVESTMENTS
                              (Cost $197,900)                                     271,900    0.19%
                                                                              -----------
----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 9.45%

Repurchase       13,185,940   Bear Stearns 5.29%,
Agreements                    due date November 2, 1998 (g)                    13,185,940
                                                                              -----------
                              TOTAL SHORT TERM INVESTMENTS
                              (Cost $13,185,940)                               13,185,940    9.45%
                                                                              -----------
                              TOTAL INVESTMENT PORTFOLIO - 95.85%
                              (Cost $152,911,111)                             133,761,876
                                                                              -----------
                              CASH AND OTHER ASSETS
                              LESS LIABILITIES - 4.15%                          5,795,345
                                                                              -----------
                              NET ASSETS - 100.00%                           $139,557,221
                              (Applicable to 13,096,406                      ============
                              shares outstanding)

Notes:
(a)  Non-income producing securities.
(b)  Securities in whole or in part on loan: (See Note 1).
(c) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(d)  Restricted/fair valued securities.
(e) 7 million U.S. Dollar notional amount may be exercised on July 2,1999 to sell 10.6 million Canadian Dollars at a strike price of 1.52.
(f) 10 million U.S. Dollar notional amount may be exercised on February 2, 1999 to sell 1.4 billion Japanese Yen at a strike price of 136.50.
(g)  Repurchase agreement collateralized by:
     Nomura Asset Securities Corp. Commercial Paper, par value $13,345,227, 6.59%, matures 2/15/10: market value $13,401,478.
ADR:  American Depository Receipt.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1998

ASSETS:
Investments at value (Notes 1 and 4):
   Unaffiliated issuers (identified cost of $141,921,955)         $128,800,864
Affiliated issuers (identified cost of $10,989,156)                  4,961,012
                                                                  ------------
    Total investments (identified cost of $152,911,111)            133,761,876
Cash (Note 1)                                                            7,236
Receivable for securites sold                                        2,867,609
Receivable for fund shares sold                                      3,273,669
Dividends and interest receivable                                      435,444
Collateral on loaned securities (Note 1)                             8,735,664
Deferred organizational costs (Note 1)                                  37,107
Other assets                                                             1,860
                                                                  ------------
   Total assets                                                    149,120,465
                                                                  ------------

LIABILITIES:
Payable for securities purchased                                        42,938
Payable for fund shares redeemed                                       572,442
Payable to investment adviser                                           95,061
Accounts payable and accrued expenses                                  105,649
Payable for service fees (Note 3)                                        7,687
Collateral on loaned securities (Note 1)                             8,735,664
Other liabilities                                                        3,803
                                                                  ------------
   Total liabilities                                                 9,563,244
                                                                  ------------
   Net assets                                                     $139,557,221
                                                                  ============

SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, no par value,
   13,096,406 shares outstanding                                  $158,683,792
Accumulated undistributed net investment income                        828,935
Accumulated net realized losses from
   investment transactions (Note 8)                                   (802,468)
Net unrealized depreciation on investments and translation
   of foreign currency denominated assets and liabilities          (19,153,038)
                                                                  ------------
 Net assets applicable to capital shares outstanding              $139,557,221
                                                                  ============
Net asset value, offering and redemption price per share                $10.66
                                                                        ======



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:
   Interest                                                       $  1,496,540
   Dividends (net of foreign withholding tax of $78,272)             1,281,627
                                                                    ----------
    Total investment income                                          2,778,167
                                                                    ----------

EXPENSES:
   Investment advisory fees (Note 3)                                 1,248,794
   Transfer agent fees                                                  94,684
   Service fees (Note 3)                                                73,988
   Administration fees (Note 3)                                         68,988
   Directors' fees and expenses                                         54,500
   Registration and filing fees                                         54,086
   Accounting services                                                  47,071
   Reports to shareholders                                              42,716
   Auditing and tax consulting fees                                     30,307
   Custodian fees                                                       23,228
   Legal fees                                                           18,118
   Amortization of organizational expenses (Note 1)                     11,353
   Miscellaneous expenses                                                9,610
   Insurance expenses                                                    4,266
                                                                    ----------
    Total operating expenses                                         1,781,709
                                                                    ----------
    Net investment income                                              996,458
                                                                    ----------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS:
   Net realized  losses on investments                                (642,191)
   Net realized losses on foreign currency  transactions                (5,424)
   Net change in  unrealized  depreciation on investments          (22,461,400)
   Net change in unrealized appreciation on translation of other
    assets and liabilities denominated in foreign currency              70,197
                                                                  ------------
    Net realized and unrealized losses on investments              (23,038,818)
                                                                  ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(22,042,360)
                                                                  ============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                FOR THE               FOR THE
                                                 YEAR                 PERIOD
                                                 ENDED                 ENDED
                                               10/31/98              10/31/97*
                                              ----------             ---------
OPERATIONS:
   Net investment income                     $   996,458           $   403,045
   Net realized losses on investments           (642,191)             (160,277)
   Net realized losses on foreign
     currency transactions                        (5,424)                   --
   Net change in unrealized appreciation
     (depreciation) on investments           (22,461,400)            3,238,165
   Net change in unrealized appreciation
     on translation of other assets and
     liabilities denominated in
     foreign currency                             70,197                    --
                                            ------------          ------------
   Net increase (decrease)
    in net assets resulting from operations  (22,042,360)            3,480,933
                                            ------------          ------------

DISTRIBUTIONS:
   Dividends to shareholders from
    net investment income                       (565,144)                   --
                                            ------------          ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares              130,078,067           117,966,913
   Net asset value of shares issued
     in reinvestment of dividends
     and distributions                           547,053                    --
   Cost of shares redeemed                   (75,716,241)          (14,192,000)
                                            ------------          ------------

Net increase in net assets resulting
   from capital share transactions            54,908,879           103,774,913
                                            ------------          ------------
Net increase in net assets                    32,301,375           107,255,846
Net assets at beginning of period            107,255,846                    --
                                            ------------          ------------
Net assets at end of period
   (including undistributed
   net investment income of
   $828,935 and $403,045, respectively)     $139,557,221          $107,255,846
                                            ============          ============

* The Fund commenced investment operations April 1, 1997.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                              FINANCIAL HIGHLIGHTS


SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                  FOR THE              FOR THE
                                                   YEAR                PERIOD
                                                   ENDED                ENDED
                                                 10/31/98             10/31/97*
                                               -------------          --------
Net Asset Value, Beginning of Period               $12.37              $10.00
                                                   ------              ------
Income (loss) from Investment Operations:
   Net investment income                              .08                 .05
   Net gain (loss) on securities
    (both realized and unrealized)                  (1.73)               2.32
                                                   ------               -----
   Total from Investment Operations                 (1.65)               2.37
                                                   ------               -----
Less Distributions:
   Dividends from net investment income              (.06)                .00
                                                   ------               -----
Net Asset Value, End of Period                     $10.66              $12.37
                                                   ======              ======
Total Return                                       (13.36)%             23.70% 2
Ratios/Supplemental Data:
   Net Assets, End of period (in thousands)      $139,557            $107,256
   Ratio of Expenses to Average Net Assets           1.28%               1.65% 1
   Ratio of Net Income to Average Net Assets         0.72%               1.44% 1
   Portfolio Turnover Rate                              6%                  7% 2

1  Annualized
2  Not Annualized
*  The Fund commenced investment operations April 1, 1997.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             PERFORMANCE INFORMATION
                                   (UNAUDITED)

PERFORMANCE ILLUSTRATIONS

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE SMALL-CAP VALUE FUND AND THE RUSSELL 2000 INDEX

                           Average Annual Total Return

                                     Since Inception
                         1 Year          (4/1/97)
                         -13.36%           4.47%

         [The following table represents a chart in the printed piece.]

               TASCV         Russell 2000
             ----------      ------------
4/1/97       $10,000.00       $10,000.00
10/31/97      12,370.00        12,811.00
10/31/98      10,717.00        11,320.00



As with all mutual funds, past performance does not indicate future results.

                          THIRD AVENUE HIGH YIELD FUND

Dear Fellow Shareholders:

At October 31, 1998, the audited net asset value attributable to the 904,440 common shares outstanding of the Third Avenue High Yield Fund (the "Fund") was $8.50 per share. This compares with an unaudited net asset value of $9.82 at July 31, 1998, and a net asset value of $10.00 per share at February 12, 1998, the date of the Fund's inception. At December 11, 1998, the unaudited net asset value was $9.00 per share.

QUARTERLY ACTIVITY

During the fourth quarter of fiscal 1998, the Fund established one new position, as new monies flowed into the Fund, and eliminated three positions in order to raise cash to accommodate redemptions of shares by short-term investors on several occasions.

Transactions made during the quarter are summarized below.

PAR VALUE                           NEW POSITION ACQUIRED
$500,000                            CalEnergy Co., Inc 8.48%, due 9/15/28

                                    POSITIONS ELIMINATED
$300,000                            Alcatel SA 7.00%, due 8/01/04
$300,000                            MascoTech 4.50%, due 12/15/03
$500,000                            PSINet, Inc. 10.00%, due 2/15/05

PORTFOLIO ACTIVITY

The three months ending October 31 marked a once-in-a-decade chance for investors in the high yield bond market, where the Fund has substantial investments, to profit from disorderly market conditions. Because of lack of liquidity and forced sales from leveraged investors, yields rose to levels which on a relative basis were at least as attractive as in the 1990-1991 period, the last such great unsettled period. Similarly, convertible bonds, where the bulk of the Fund's assets is currently concentrated, dropped to levels seen only fleetingly in 1990. Convertible bonds suffered from the combined effects of lower stock prices and higher interest rates on below investment grade bonds in general.

We believe the Fund's portfolio of securities offers both high current income and the possibility of future capital appreciation. Further, our holdings are concentrated in companies and industries whose profits, we think, will expand faster than the economy as a whole, either through internal growth or in combination with restructuring and consolidating among companies. Such asset transfer activity can improve profits and return on investment even in businesses with slow underlying growth rates.

Our largest concentration of holdings, comprising just over 14% of total assets, is in the semiconductor capital equipment industry. Our companies hold leading technological positions in this multifaceted area, and have the financial flexibility to ride out the rest of the current industry consolidation. We believe they are well positioned for the next industry upswing, which some industry analysts think is already underway.

Our second largest industry representation, about 13.5% of total assets, consists of issues of corporations manufacturing a wide range of technology products such as semiconductors, networking products and disks for computers. Companies in these industries have just completed a period of relatively flat demand, coupled with the worst excess inventory supply cycle seen in the post-World War II period, causing sharp price erosion as inventories were worked off. This process is nearly completed, and demand, especially for computer-based products, seems to be moving up again at very healthy rates.

The third largest sector in the Fund, amounting to 11% of assets, is telecommunications. This industry is undergoing dynamic change as a result of the Telecommunications Act of 1996. This legislation provided for the deregulation of the industry and has spawned a number of aggressive competitors offering voice, data, and internet services using new technology to share in the explosive growth in demand. We hold issues of several of these new entrants, and think they will profit not only from new markets but also by taking market share from existing incumbent service providers.

Healthcare makes up close to 11% of the Fund's total assets. Current industry conditions are unsettled, as long-term care providers adjust their business plans to new federal government regulations on reimbursement for care. The number of people needing long-term care along with ancillary services is growing much faster than the population as a whole. Once companies adapt to the new reimbursement rules being phased into the system, we expect other investors will recognize their bright future, as demand for both the quantity and quality of healthcare expands faster than growth of the domestic economy.

The electric and gas utility industry is our fifth largest sector, amounting to close to 10% of the Fund's total assets. While this industry should grow at levels in line with overall economic growth in the U.S., massive changes are just starting to be felt as states begin to deregulate the power industry.
Similar deregulation moves are also going on in industrialized countries overseas, which in some cases, notably the United Kingdom (U.K.), are actually ahead of the U.S. in opening their power markets to free competition. We think smart managements will be able to take advantage of these changes to grow their revenues and profits far above the growth of the power market as a whole.

Further, the electric utility industry in the U.S. and other industrialized countries is relatively insensitive to the recent economic declines in less industrialized, so-called emerging market countries, primarily in Asia and Latin America. These countries have begun to reduce their demand for many products manufactured in the U.S., and are attempting to increase their exports to industrialized countries, in an effort to solve their economic troubles. As a result of this lowered export demand and increased import supply, many domestic companies, especially those in commodity-based industries like metals, energy, chemicals, paper and forest products, and textiles, will experience revenue and profit pressure next year.

NEW PURCHASE

CalEnergy is a diversified global energy company which has grown by acquisition of electric and gas companies in the U.S., U.K., Australia, Canada, and New Zealand. Its recent purchase of Iowa-based MidAmerican Energy will provide access to an attractive and growing market for its low cost power. As the electric utility industry begins to deregulate, both in the U.S. and abroad, CalEnergy should benefit from the knowledge it has gained since its 1997 acquisition of Northern Electric in the U.K.

POSITIONS ELIMINATED

Among the three positions which were eliminated in the quarter were bonds of Alcatel, the large French telecommunications equipment company. Alcatel had agreed in June, 1998, to take over DSC Communications, a Texas-based telecommunications equipment company. The DSC bonds had a speculative grade rating of "B" by the major rating services, and experienced substantial appreciation in price due to Alcatel's higher investment grade credit rating of "A" by the major rating agencies.

MascoTech convertible bonds were sold, although our fundamentally favorable opinion of the company has not changed, because we felt other holdings in the portfolio had a likelihood of greater capital appreciation. Similarly, we also sold our holding of PSINet, an Internet access and Web hosting provider to corporations and other Internet service providers, because we felt its continuing need to tap the high yield bond market at future dates would provide other opportunities to reestablish a position in this credit in the future.

THE MISFORTUNE OF MARKET TIMING

Notably, redemptions of the Fund in the quarter were concentrated during the first half of October, the very period when financial markets were at their most stressed condition in many years, and short-term downward pressure was most intense on all securities prices. You may recall that at this time, prices of virtually all securities, except for U.S. Treasury issues, declined sharply, due to liquidity pressures arising from forced sales of securities by numerous leveraged investment funds. In addition, credit concerns about so-called emerging market bonds, such as those from Russia which defaulted in the quarter, caused prices of all emerging market debt, as well as prices of domestic high yield bonds, to drop significantly. The combination of all these events led to extremely illiquid market conditions not seen in many years.

Of course, we recognize that in future periods of market turmoil, the net asset value per share of the Fund may well drop again, reflecting short-term changes in the prices of securities held in the Fund. We regard such times as great opportunities to purchase, but certainly not to sell. Lower prices allow us to buy more bonds or shares for the same amount of money. If our intensive research evaluations are accurate, we can take advantage of short-term price declines to create even greater opportunity to increase our shareholders' investment over the long term.

1998 DISTRIBUTIONS

On November 18, 1998, the Fund declared a dividend from the Fund's estimated net investment income through the period ending December 31, 1998. The amount is estimated to be approximately $0.16 per Fund share. This distribution is payable January 6, 1999 to Fund shareholders of record on December 30, 1998. The precise amount of the distribution will be determined based on the total number of Fund shares outstanding on the close of business on the record date, December 30, 1998. The distribution is payable in cash or, for those shareholders who have elected the reinvestment option, in additional Fund shares at the Fund's net asset value on December 31, 1998, the "ex" date, or valuation date, for reinvestment.

I look forward to writing to you again when the first quarter report for the period ending January 31, 1999 is published.

Sincerely,

/s/Margaret D. Patel
--------------------
Margaret D. Patel
Portfolio Manager, Third Avenue High Yield Fund

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                            PORTFOLIO OF INVESTMENTS
                              AT OCTOBER 31, 1998

                          PRINCIPAL                                          VALUE       % OF
                         AMOUNT ($)   ISSUES                               (NOTE 1)   NET ASSETS
------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS -  58.07%
Capital Equipment -         450,000   Lam Research Corp. 5.00%,
Semiconductors                        due 9/1/02                           $ 356,063    4.63%
                                                                           ---------
Computers - Memory          300,000   HMT Technology Corp. 5.75%,
Devices                               due 1/15/04                             178,125   2.32%
                                                                            ---------
Electric Utility Services   400,000  Itron, Inc. 6.75%, due 3/31/04           285,500   3.71%
                                                                            ---------
Electronic Components -     325,000  Atmel SA 144A  3.25%, due 6/1/02         247,000
Semiconductors              325,000  Cypress Semiconductors Corp. 6.00%,
                                     due 10/1/02                              292,906
                                                                            ---------
                                                                              539,906   7.02%
                                                                            ---------
Instrumentation -           600,000  Credence Systems Corp.  5.25%,
Electronic Testing                   due 9/15/02                              444,000   5.77%
                                                                            ---------
Lasers -                    450,000  Cymer, Inc.  3.50%, due 8/6/04           300,937   3.91%
Systems/Components                                                          ---------

Medical - Generic Drugs     475,000  Alpharma, Inc. 144A  5.75%, due 4/1/05   511,812   6.65%
                                                                            ---------
Medical - Hospitals         625,000  Columbia HCA Medical Care, Int'l.
                                      6.75%, due 10/1/06                      530,469   6.90%
                                                                            ---------
Medical Management          505,000  PhyMatrix Corp.  6.75%, due 6/15/03      202,631   2.63%
Services                                                                    ---------

Networking                  425,000  Adaptec, Inc.  4.75%, due 2/1/04         330,438   4.30%
                                                                            ---------
Oil/Gas Exploration         300,000  Range Resources Corp. 6.00%, due 2/1/07  193,500
                            300,000  Pogo Producing Co.  5.50%, due 6/15/06   208,500
                                                                            ---------
                                                                              402,000   5.23%
                                                                            ---------
Oil Field Services          300,000  Key Energy Group, Inc. 5.00%,
                                     due 9/15/04                              190,875   2.48%
                                                                            ---------
Telecommunications -        500,000  P-Com, Inc 4.25%, due 11/1/02            193,125   2.51%
Wireless                                                                    ---------

                                     TOTAL CONVERTIBLE BONDS
                                     (Cost $5,617,360)                      4,465,881
                                                                            ---------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                              AT OCTOBER 31, 1998

                          PRINCIPAL                                          VALUE       % OF
                         AMOUNT ($)   ISSUES                               (NOTE 1)   NET ASSETS
------------------------------------------------------------------------------------------------
Convertible Preferred Stock - 19.24%
Auto Parts Original           7,000   Breed Technologies, Inc.  6.50%,
                                      due 11/15/27                         $ 137,375   1.79%
                                                                           ---------
Diversified                   5,000   Coltec Capital Trust 144A  5.25%,
Manufacturing                         due 4/15/28                            182,500   2.37%
                                                                           ---------
Electric Utility Services     4,000   Texas Utilities 9.25%, due 8/16/01     225,500   2.93%
                                                                           ---------
Insurance                     5,000   Conseco Finance Trust IV 7.00%,
                                      due 2/16/01                            212,813   2.77%
                                                                           ---------
Medical -                     9,000   Sun Financing I 144A  7.00%,
Long Term/Subacute                    due 5/1/28                             102,375   1.33%
                                                                           ---------
Rental Auto Equipment         6,000   Budget Group Capital Trust 144A 6.25%,
                                      due 6/15/05                            246,000   3.20%
                                                                           ---------
Telecommunications -          5,000   Winstar Communications, Inc. 144A
Wireless                              7.00% Due 3/15/10                      143,750   1.87%
                                                                           ---------
Telephone Services            6,000   Nextlink Communications, Inc. 144A 6.50%,
                                      due 3/31/10                            229,500   2.98%
                                                                           ---------
                                      TOTAL CONVERTIBLE PREFERRED STOCK
                                      (Cost $2,164,353)                    1,479,813
                                                                           ---------
                         PRINCIPAL
                        AMOUNT ($)
---------------------------------------------------------------------------------------------
CORPORATE BONDS - 18.32%
Electric Utility Services   500,000   CalEnergy Co., Inc.  8.48%,
                                      due 9/15/28                            520,625   6.77%
                                                                           ---------
Real Estate -               500,000   BF Saul REIT 144A  9.75%,
Commercial                            due 4/1/08                             416,250   5.41%
                                                                           ---------
Telephone Services          500,000   Level 3 Communications, Inc. 144A
                                      9.125%, due 5/1/08                     472,500   6.14%
                                                                           ---------
                                      TOTAL CORPORATE BONDS
                                      (Cost $1,497,971)                    1,409,375
                                                                           ---------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                              AT OCTOBER 31, 1998

                                                                        VALUE       % OF
                         SHARES   ISSUES                               (NOTE 1)   NET ASSETS
------------------------------------------------------------------------------------------------
COMMON STOCKS - 0 .14%
Telecommunications -        399       Winstar Communications, Inc (a)     $ 10,773   0.14%
Wireless                                                                  ---------

                                      TOTAL COMMON STOCK
                                      (Cost $8,653)                         10,773
                                                                         ---------
                                      TOTAL INVESTMENT PORTFOLIO - 95.77%
                                      (Cost $9,288,337)                  7,365,842
                                                                         ---------
                                      CASH AND OTHER ASSETS
                                      LESS LIABILITIES - 4.23%             325,394
                                                                         ---------
                                      NET ASSETS - 100.00%              $7,691,236
                                      (Applicable to 904,440            ==========
                                      shares outstanding)

Notes:
   (a) Non-income producing security.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               AT OCTOBER 31, 1998

ASSETS:
Investments at value (Notes 1 and 4):
    Unaffiliated issuers (identified cost of $9,288,337)            $7,365,842
Cash (Note 1)                                                          220,256
Receivable for fund shares sold                                         58,710
Interest receivable                                                    106,000
Deferred organizational costs (Note 1)                                  12,865
Other assets                                                             8,002
                                                                    ----------
  Total assets                                                       7,771,675
                                                                    ----------

LIABILITIES:
Payable for fund shares redeemed                                        15,031
Payable to investment adviser                                            5,610
Accounts payable and accrued expenses                                   59,798
                                                                    ----------
  Total liabilities                                                     80,439
                                                                    ----------
  Net assets                                                        $7,691,236
                                                                    ==========

SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, no par value,
    904,440 shares outstanding                                      $9,609,490
Accumulated undistributed net investment income                         54,866
Accumulated net realized losses from
    investment transactions (Note 8)                                  (50,625)
Net unrealized depreciation of investments                         (1,922,495)
                                                                    ----------
  Net assets applicable to capital shares outstanding               $7,691,236
                                                                    ==========
Net asset value, offering and redemption price per share                 $8.50
                                                                         =====


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED OCTOBER 31, 1998*

INVESTMENT INCOME:
   Interest                                                    $   400,869
   Dividends                                                        54,379
                                                               -----------
               Total investment income                             455,248
                                                               -----------
EXPENSES:
   Investment advisory fees (Note 3)                                50,472
   Directors' fees and expenses                                     43,204
   Administration fees (Note 3)                                     28,253
   Registration and filing fees                                     23,756
   Auditing and tax consulting fees                                 20,500
   Transfer agent fees                                              18,939
   Accounting services                                              18,622
   Reports to shareholders                                          10,554
   Custodian fees                                                    5,138
   Amortization of organizational expenses (Note 1)                  2,135
   Miscellaneous expenses                                            2,104
                                                               -----------
               Total operating expenses                            223,677
                                                               -----------
   Expenses waived and reimbursed (Note 3)                        (117,110)
                                                               -----------
               Net expenses                                        106,567
                                                               -----------
               Net investment income                               348,681
                                                               -----------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS:
   Net realized losses on investments                              (50,625)
   Net change in unrealized depreciation on investments         (1,922,495)
                                                               -----------
               Net realized and unrealized losses
                     on investments                             (1,973,120)
                                                               -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $(1,624,439)
                                                               ===========

 * The Fund commenced investment operations on February 12, 1998.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                     FOR THE
                                                                      PERIOD
                                                                      ENDED
                                                                    10/31/98*
                                                                    ---------
OPERATIONS:
  Net investment income                                             $ 348,681
  Net realized losses on investments                                  (50,625)
  Net change in unrealized depreciation on investments             (1,922,495)
                                                                   ----------
  Net decrease in net assets resulting from operations             (1,624,439)
                                                                   ----------

DISTRIBUTIONS:
  Dividends to shareholders from net investment income               (295,950)
                                                                   ----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                     12,705,359
  Net asset value of shares issued in reinvestment of
       dividends and distributions                                    266,886
  Cost of shares redeemed                                          (3,360,620)
                                                                   ----------
  Net increase in net assets resulting from capital
       share transactions                                           9,611,625
                                                                   ----------
  Net increase in net assets                                        7,691,236
  Net assets at beginning of period                                         0
                                                                   ----------
  Net assets at end of period
      (including undistributed net investment income of $54,866)   $7,691,236
                                                                   ==========


* The Fund commenced investment operations February 12, 1998.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                              FINANCIAL HIGHLIGHTS

Selected data (for a share outstanding throughout the period) and ratios are as follows:

                                                                      FOR THE
                                                                      PERIOD
                                                                       ENDED
                                                                     10/31/98*
                                                                     ---------
Net Asset Value, Beginning of Period                                  $10.00
                                                                       -----
Income (losses) from Investment Operations:
 Net investment income                                                   .34
 Net loss on securities (both realized and unrealized)                 (1.56)
                                                                       -----
  Total from Investment Operations                                     (1.22)
                                                                       -----
Less Distributions:
 Dividends from net investment income                                   (.28)
                                                                       -----
Net Asset Value, End of Period                                         $8.50
                                                                       =====
Total Return (since inception)                                        (12.39%)1

Ratios/Supplemental Data:
 Net Assets, End of period (in thousands)                             $7,691
 Ratio of Expenses to Average Net Assets
  Before expense reimbursement                                          3.99% 2
  After expense reimbursement                                           1.90% 2
 Ratio of Net Income to Average Net Assets
      Before expense reimbursement                                      4.13% 2
      After expense reimbursement                                       6.22% 2
 Portfolio Turnover Rate                                                  38% 1

1  Not Annualized
2  Annualized

* The Fund commenced investment operations February 12, 1998.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             PERFORMANCE INFORMATION
                                   (UNAUDITED)

PERFORMANCE ILLUSTRATIONS

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
          THIRD AVENUE HIGH YIELD FUND AND THE MERRILL LYNCH HIGH YIELD
                 MASTER II INDEX AND THE MERRILL LYNCH INDEX OF
                     ALL CONVERTIBLES, SPECULATIVE QUALITY


                          Total Return Since Inception
                                     -12.39%


         [The following table represents a chart in the printed piece.]

                TAHYF        Merrill Lynch        Merrill Lynch
                             High Yield           Index of all Convertibles,
                TAHYF        Master II Index      Speculative Quality
             ----------      ---------------      -------------------------
2/12/98      $10,000.00      $10,000.00           $10,000.00
10/31/98       8,761.00        9,621.00             9,293.00

--------------------------------------------------------------------------------
* Period beginning February 12, 1998 (THIRD AVENUE HIGH YIELD FUND'S commencement of operations)

As with all mutual funds, past performance does not indicate future results.

                       THIRD AVENUE REAL ESTATE VALUE FUND

Dear Fellow Shareholders:

Welcome to the Third Avenue family's newest fund, Third Avenue Real Estate Value Fund ("TAREV" or the "Fund"), which commenced operations on September 17, 1998. At October 31, 1998, the end of our first fiscal year, the audited net asset value (NAV) attributable to the 69,355 shares outstanding of the Fund was $10.28 compared with the Fund's opening net asset value at September 17, 1998 of $10.00. At December 11, 1998 the unaudited net assets totaled $2,602,648, attributable to the 249,518 common shares outstanding with a net asset value of $10.43.

QUARTERLY ACTIVITY

In its first partial quarter of operations, the Fund established positions in the common stocks of 12 companies, representing 60.3% of the Fund's net assets, as follows:

NUMBER OF SHARES                    POSITIONS ACQUIRED

3,000                               Avatar Holdings, Inc. ("Avatar Common")

2,000                               Catellus Development Corp.
                                    ("Catellus Common")

6,000                               Commercial Assets, Inc.
                                    ("Commercial Assets Common")

1,000                               Deltic Timber Corp. ("Deltic Common")

1,000                               Forest City Enterprises, Inc. - Class A
                                    ("Forest City Common")

3,000                               Imperial Credit Commercial Mortgage
                                    Investment Corp. ("Imperial Common")

4,000                               Koger Equity, Inc. ("Koger Common")

3,000                               LNR Property Corp. ("LNR Common")

2,000                               Security Capital Group, Inc. -
                                    Class B ("Security Capital Common")

1,000                               St. Joe Co. ("St. Joe Common")

4,000                               The TimberWest Forest Corp. -
                                    Stapled Units ("Timberwest Stapled Units")

6,000                               United Investors Realty Trust
                                    ("United Investors Common")

A few of our positions will be recognized by shareholders of Third Avenue Value Fund ("TAVF") as long-time holdings of TAVF, including FOREST CITY COMMON, KOGER COMMON and ST. JOE COMMON, each of which has declined to attractive buying levels. FOREST CITY a real estate operating company (REOC) with one of the most experienced management teams in the business - develops, owns and manages commercial and residential properties nationwide. FOREST CITY is not a real estate investment trust (REIT) and, therefore, is able to reinvest its substantial internally-generated cash flow as opposed to paying it out in dividends. FOREST CITY has higher leverage than most REITs, but uses primarily non-recourse property-secured financing, thereby enhancing what we consider its "safety factor". KOGER is a REIT that develops, owns and manages office parks throughout the Southeast and Texas. Most of KOGER'S properties were developed in-house, as it is one of the few office REITs that has always had development expertise and the ability to create value. KOGER has a strong balance sheet and at current levels, the stock is selling at a substantial discount to our estimate of NAV. ST. Joe is the largest private landowner in Florida, with over one million acres. Its balance sheet is ideally suited to develop its vast holdings, with over $500 million in cash and marketable securities and no debt. Additionally, ST. JOE has begun making strategic acquisitions, including investments in and purchases of development companies and real estate brokerage and service companies.

A few other positions also represent holdings in Third Avenue Small-Cap Value Fund, including AVATAR COMMON, DELTIC COMMON and TIMBERWEST STAPLED UNITS, each of which continued to be priced at attractive levels. AVATAR owns approximately 56,000 acres of land. Most of the property is located in Florida and is either exempt from or complies with Florida's expensive and time-consuming DRI (development of regional impact) process. AVATAR has owned its land for about 30 years at a very low cost basis. As a result, Avatar's balance sheet does not reflect the true value of its land holdings. New management has developed a comprehensive business plan to develop the land and unlock its value. Patience is the key here. The new business plan includes major developments with emphasis on active adult communities. Projects such as these have long lead times (albeit shorter in AVATAR'S case because of the status of approvals) and we do not expect to see positive results for a few more years. However, with its strong balance sheet, the company should be able to maintain liquidity during its start-up phases. AVATAR is typical of many Third Avenue Funds' long-term investments - the near-term outlook is poor, but the company is well-financed and has the staying power to create long-term value. DELTIC is a natural resources company engaged primarily in the growing and harvesting of timber and the manufacturing and marketing of lumber. DELTIC owns over 400,000 acres of timberland (primarily in Arkansas), 36,000 acres of farmland, two sawmills and several real estate development projects including a 4,300-acre master-planned community. Due in large part to reduced demand for lumber and wood products in Asia, DELTIC'S margins at its mills have been poor the last few quarters. As a result, the stock price has suffered additional declines - creating a terrific buying opportunity. The company's balance sheet does not reflect the true value of the company's land holdings, since most of the land has been owned for over 60 years. The company is conservatively financed with very little debt. At current levels, the stock is trading at about one-half of our estimate of NAV. TIMBERWEST is another natural resources company with over 800,000 acres of private timberlands in British Columbia. The company is conservatively financed with very little debt and currently trades at about a 50% discount to our estimate of NAV, based on recent timberland sales in the Pacific Northwest.

CATELLUS is the second largest property owner in the state of California (the government is first) and one of the nation's largest full-service real estate companies. The company owns a portfolio of more than 18 million square feet of industrial, office and retail buildings; a strategic land portfolio with development potential of over 54 million square feet of new commercial space and 17,000 residential units; over 12,000 acres of income producing land leases; and 782,000 acres of desert and agricultural land. The company is conservatively leveraged with primarily non-recourse mortgage debt, and at our acquisition price we own CATELLUS COMMON at more than a 30% discount to our estimate of NAV. COMMERCIAL ASSETS is a small REIT that has recently liquidated its portfolio of primarily commercial mortgage-backed securities (CMBS). COMMERCIAL ASSETS COMMON has a NAV of approximately $7.50 per share, which is primarily in cash, and waiting to be reinvested in manufactured housing communities. Management has experience investing in this asset class, which historically generates very stable returns. Our average cost of about $5.63 per share represents a 25% discount to the cash on the balance sheet versus no debt. IMPERIAL is a REIT which invests primarily in performing small multi-family and commercial mortgage loans. Unlike many other mortgage REITs that invested heavily in subordinate tranches of CMBS and highly leveraged those investments with reverse repurchase agreements, IMPERIAL has very low leverage (less than one-to-one debt-to-equity). Due to the recent widening of spreads between U.S. treasury securities and other bonds and the resulting mark-to-market price adjustments, many mortgage REITs were subject to debilitating margin calls leading to a liquidity crisis, and even bankruptcy (as in the case of Criimi Mae, Inc.). Common stock prices for most (if not all) mortgage REITs fell precipitously in September. IMPERIAL COMMON was not spared, but we believe it was misunderstood. With a book value of approximately

$14.33 per share, and our conservative estimate of "fire-sale" liquidation value of approximately $12.00, our acquisition price of $7.52 seems like a good buy. Additionally, the company's 33 cent quarterly dividend appears safe, and should throw off a 17.5% yield. LNR is an opportunistic real estate operating company (not a REIT) whose roots go back to the early 1990s when the RTC, FDIC and other banks and thrifts were forced to liquidate large portfolios of non-performing real estate loans. LNR accumulated a substantial portfolio of real estate assets at distressed prices and currently has total assets of approximately $2 billion. LNR COMMON has a book value of about $17 per share (which is about where we've been buying it) and, based on the tremendous value management has been able to add to the no-longer-distressed assets, we figure the NAV to be at least $30 per share. SECURITY CAPITAL is a real estate investment and operating management company that owns strategic positions in highly focused public real estate operating companies. The company acts as the manager of several of its strategic investees and generates substantial recurring fees. SECURITY CAPITAL is different than a holding company or a closed-end fund that simply makes passive investments, yet SECURITY CAPITAL COMMON trades at about a 30% discount to the NAV of the underlying investments. UNITED INVESTORS is a small REIT ($70 million equity capitalization) that invests in grocery-anchored neighborhood shopping centers in the Southern U.S. The company was one of the last REITs to go public earlier this year, with an IPO price of $10 per share. The company went public with very little debt and has since made several acquisitions, primarily using non-recourse mortgage loans. We estimate the NAV of UNITED INVESTORS COMMON to be least $11.00 per share, and based on our cost of about $7.31 per share, we are buying some pretty good assets at a 35% discount. Due to the company's size and the fact that the secondary offering window for REITs has been closed, we think there is a pretty good chance UNITED INVESTORS will go through some form of resource conversion.

WHY START A REAL ESTATE FUND?

Real estate and real estate-related companies have always been a substantial component of Third Avenue Value Fund, and represent a significant portion of its unrealized gains. Third Avenue Value Fund was making significant investments in real estate and real estate-related companies long before REIT funds were in vogue. Investing in real estate securities - at least the way we do it - is probably the purest form of value investing. Third Avenue's investment mantra has always been: Buy what is today "SAFE AND CHEAP." Applying these principles to real estate securities is much easier than applying them to, say, a manufacturing company.

Safety is measured first by examining the balance sheet to determine the presence of high quality assets and lack of significant encumbrances. A real estate company (whether a REIT or REOC), by its very nature, usually has high quality assets. The assets are high quality because (i) they are convertible to cash in a reasonable period of time, (ii) they tend not to depreciate in value - in real dollars, (iii) they can be financed using non-recourse debt and (iv) they have positive tax attributes. Our comfort level with a real estate company's encumbrances (secured and/or unsecured debt) depends on the type of assets owned. A company like Avatar, whose most significant asset is its land and which does not yet have significant recurring cash flow, should have minimal encumbrances. A company like Forest City, however, whose assets consist of a diversified portfolio of income-producing properties, can afford to use much higher leverage, especially non-recourse mortgage financing. Real estate is subject to cycles which can affect rent levels, occupancy, cash flow and, ultimately, property values. A strong balance sheet provides the staying power necessary to weather down cycles. Additionally, it provides management with the necessary tools to be an opportunistic buyer when others are forced to sell. Our second measure of safety is our evaluation of management. We consider management's track record of acquiring, owning, leasing, managing and developing real estate in both up and down cycles. We also take into consideration whether or not management's interests are significantly aligned with the shareholders (i.e., is their stake in the company in the form of ownership, options, etc. or do they benefit simply by accumulating more assets). Our third measure of safety is the quality of financial and operating information provided by the company. We rely heavily upon audited financial statements, SEC filings and our interviews with management. We prefer to have as much detailed information as possible, especially property-level information such as lease expirations, rental rates, occupancy, etc.

Third Avenue's definition of "cheap" normally means a price that represents a significant discount (ideally at least 50%) to a company's "business" value. For most companies in which Third Avenue Value Fund and Third Avenue Small-Cap Value Fund invest, "business" value is equal to the takeover, going-private or liquidation value. From a real estate perspective, we are generally not as focused on going-concern value (more on this later) as we are on liquidation value. Liquidation value (or as we say, NAV) is quite simply our estimate of what the shareholders would be entitled to receive if all the assets were sold and all the encumbrances paid off. This is why I say it is easier to determine NAV of a real estate company versus most other types of business. The typical real estate company has assets (individual properties) that can be sold in any number of ways. The entire company can be sold to one buyer, or the assets can be sold to one or several buyers. In other words, the assets are separable from the business or, the business value is equal to the sum of its parts. Theoretically, if a company owns 100 properties, in a liquidation there could be 100 buyers. Conversely, it is not likely that the valuation of a semiconductor equipment manufacturer is going to be based on the liquidation value of its individual assets - it's much more difficult to determine. Since we are likely to estimate the liquidation value of a real estate company with more precision than most other businesses, as a general rule, we try to pay no more than 70% of that value. As our valuations become more subjective, as the case would be for a company with large land holdings, 50% is a better target.

GOOD VALUES HAVE BEEN HERE ALL ALONG...AND ARE BETTER TODAY

We are not market timers and we don't try to pick bottoms. When we first hatched the idea of starting a real estate value fund (early in 1998), REIT stocks were at record levels. Most were selling at 20% to 30% premiums over NAV, and the industry was coming off three years of unprecedented growth. All of the REIT analysts were forecasting double-digit growth in funds from operations (FFO) along with the continuation of follow-on equity offerings to fund the massive securitization of privately-owned real estate. Even in the midst of all this momentum, we were still finding good value-investing opportunities. Those opportunities were not necessarily in the securities of companies that are widely followed by Wall Street. The companies that received significant analyst coverage were the ones that had recently completed their IPOs or follow-on equity offerings (this includes most of the REITs), and the companies that didn't need to raise capital were all but ignored. Today, the values of some of the companies we liked at the beginning of 1998 are even more compelling. Even better, most REITs have been sold off because of fears of overbuilding or a recession. The average REIT stock is down over 20% since the beginning of the year. When asked why REIT stocks have gone down so much, the simple answer is they were overpriced - recession or no recession. Are they overpriced today? I believe many are, simply because they are still trading at premiums to NAV. Most real estate analysts set a 12-month "target" price for a security based on applying a multiple to either their estimate or the consensus estimate of next year's FFO. Not that there is anything wrong with making FFO projections (again, it's much easier than projecting earnings of a semiconductor equipment manufacturer). The problem is trying to pick the right multiple. For example, at the beginning of 1998, large-cap apartment REITs were trading at an average 12.2 multiple on projected 1998 FFO. At the end of the third quarter, they were trading at an average 9.1 multiple on projected 1999 FFO. This 25% contraction of multiples accounts for the average drop in REIT stocks. But I would argue strongly (and I'm sure that most real estate analysts would agree with me) that the value of apartment properties has not gone down by 25%. What really happened was that REIT stocks fell to prices that more closely relate to NAV; and in many cases below NAV. Maybe real estate analysts would be better off setting their "target" prices by making NAV projections instead of applying going-concern-type multiples to FFO projections. Predicting future stock prices is not something we will be doing. We will stick to buying at a significant discount to today's NAV, and regardless of short-term market fluctuations, we should do reasonably well in the long run.

1998 DISTRIBUTION

On November 18, 1998, TAREV declared a dividend from the Fund's estimated net investment income through the period ending December 31, 1998. The amount is estimated to be approximately $0.05 per Fund share. This dividend is payable January 6, 1999 to Fund shareholders of record on December 30, 1998. The precise amount of the dividend will be determined based on the number of total Fund shares outstanding on the close of business on the record date, December 30, 1998. The dividend is payable in cash or, for those shareholders who have elected the reinvestment option, in additional Fund shares at the Fund's net asset value on December 31, 1998, the "ex" date, or valuation date, for reinvestment.

I look forward to writing to you again when we publish our next quarterly report for the period ended January 31, 1999.

Sincerely,

/S/ Michael H. Winer
--------------------
Michael H. Winer
Co-manager, Third Avenue Real Estate Value Fund

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 1998

                                                                           VALUE      % OF
                        SHARES   ISSUES                                   (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------
COMMON STOCKS - 60.29%
Natural Resources        1,000   Deltic Timber Corp.                     $ 24,375
                         4,000   The TimberWest Forest Corp. (Canada)      22,754
                                                                          -------
                                                                           47,129     6.61%
                                                                          -------
Real Estate Development  3,000   Avatar Holdings, Inc. (a)                 54,375
                         2,000   Catellus Development Corp. (a)            27,500
                         1,000   Forest City Enterprises, Inc. Class A     21,500
                         3,000   LNR Property Corp.                        53,250
                         1,000   St. Joe Co.                               23,938
                                                                          -------
                                                                          180,563    25.33%
                                                                          -------
Real Estate Holding      2,000   Security Capital Group, Inc. Class B (a)  31,875     4.47%
Company                                                                   -------


Real Estate Investment   6,000   Commercial Assets, Inc.                   33,375
Trust                    3,000   Imperial Credit Commercial Mortgage       25,125
                                 Investment Corp.
                         4,000   Koger Equity, Inc.                        67,500
                         6,000   United Investors Realty Trust             44,250
                                                                          -------
                                                                          170,250    23.88%
                                                                          -------
                                 TOTAL COMMON STOCK
                                 (Cost $410,411)                          429,817
                                                                          -------
                                 TOTAL INVESTMENT PORTFOLIO - 60.29%
                                 (Cost $410,411)                          429,817
                                                                          -------
                                 CASH AND OTHER ASSETS
                                 LESS LIABILITIES - 39.71%                283,135
                                                                          -------
                                 NET ASSETS - 100.00%                    $712,952
                                 (Applicable to 69,355                   ========
                                 shares outstanding)

Notes:
(a) Non-income producing securities.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1998

ASSETS:
Investments at value (Notes 1 and 4):
 Unaffiliated issuers (identified cost of $410,411)                   $429,817
Cash (Note 1)                                                          281,363
Receivable for fund shares sold                                         34,270
Receivable from investment adviser                                       8,393
Dividends and interest receivable                                        1,782
Other assets                                                            24,172
                                                                      --------
  Total assets                                                         779,797
                                                                      --------

LIABILITIES:
Payable for securities purchased                                        33,558
Accounts payable and accrued expenses                                   33,273
Other liabilities                                                           14
                                                                      --------
  Total liabilities                                                     66,845
                                                                      --------
  Net assets                                                          $712,952
                                                                      ========

SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, no par value,
 69,355 shares outstanding                                            $688,412
Accumulated undistributed net investment income                          6,679
Accumulated net realized losses from
 investment transactions (Note 8)                                      (1,531)
Net unrealized appreciation on investments and translation
 of foreign currency denominated assets and liabilities                 19,392
                                                                      --------
  Net assets applicable to capital shares outstanding                 $712,952
                                                                      ========
Net asset value, offering and redemption price per share                $10.28
                                                                        ======


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED OCTOBER 31, 1998*

INVESTMENT INCOME:
   Interest                                                        $ 1,406
   Dividends (net of foreign withholding tax of $108)                1,472
                                                                   -------
               Total investment income                               2,878
                                                                   -------
EXPENSES:
   Investment advisory fees (Note 3)                                   568
   Auditing and tax consulting fees                                 21,500
   Directors' fees and expenses                                     10,500
   Registration and filing fees                                      3,766
   Transfer agent fees                                               3,367
   Administration fees (Note 3)                                      3,154
   Accounting services                                               2,867
   Reports to shareholders                                           2,700
   Legal fees                                                        2,000
   Custodian fees                                                    1,000
   Miscellaneous expenses                                              250
                                                                   -------
               Total operating expenses                             51,672
                                                                   -------
   Expenses waived and reimbursed (Note 3)                         (50,473)
                                                                   -------
               Net expenses                                          1,199
                                                                   -------
               Net investment income                                 1,679
                                                                   -------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   NET REALIZED LOSSES ON INVESTMENTS                               (1,531)
   Net change in unrealized appreciation on investments             19,406
   Net change in unrealized depreciation on translation of other
        assets and liabilities denominated in foreign currency         (14)
                                                                   -------
               Net realized and unrealized gains on investments     17,861
                                                                   -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $19,540
                                                                   =======
*The Fund commenced investment operations September 17, 1998.




    The accompanying notes are an integral part of the financial statements.

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS
                                                                      FOR THE
                                                                      PERIOD
                                                                       ENDED
                                                                     10/31/98*
                                                                     ---------
OPERATIONS:
 Net investment  income                                               $ 1,679
 Net realized  losses on investments                                   (1,531)
 Net change  in  unrealized   appreciation  on  investments            19,406
 Net  change  in unrealized depreciation on translation of other
  assets and liabilities denominated in foreign currency                  (14)
                                                                     --------
 Net increase in net assets resulting from operations                  19,540
                                                                     --------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                                         693,412
                                                                     --------
 Net increase in net assets                                           712,952
 Net assets at beginning of period                                          0
                                                                     --------
 Net assets at end of period
  (including undistributed net investment income of $6,679)          $712,952
                                                                     ========


* The Fund commenced investment operations September 17, 1998.


    The accompanying notes are an integral part of the financial statements.

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                              FINANCIAL HIGHLIGHTS

Selected data (for a share outstanding throughout the period) and ratios are as follows:

                                                                      FOR THE
                                                                      PERIOD
                                                                       ENDED
                                                                     10/31/98*
                                                                     ---------
Net Asset Value, Beginning of Period                                 $10.00
                                                                     ------
Income from Investment Operations:
  Net investment income                                                 .02
  Net gain on securities (both realized and unrealized)                 .26
                                                                      -----
    Total from Investment Operations                                    .28
                                                                      -----
Net Asset Value, End of Period                                       $10.28
                                                                      =====
Total Return (since inception)                                         2.80%1

Ratios/Supplemental Data:
  Net Assets, End of period (in thousands)                             $713
  Ratio of Expenses to Average Net Assets
    Before expense reimbursement                                      81.89%2
    After expense reimbursement                                        1.90%2
  Ratio of Net Income (Loss) to Average Net Assets
    Before expense reimbursement                                     (77.33%)2
    After expense reimbursement                                        2.66%2
  Portfolio Turnover Rate                                                 0%1


1  Not Annualized
2 Annualized. Note that annualized expenses and net income (loss) before expense reimbursement are not necessarily indicative of expected expenses due to the annualization of certain fixed expenses.
* The Fund commenced investment operations September 17, 1998.









    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                             PERFORMANCE INFORMATION
                                   (UNAUDITED)

PERFORMANCE ILLUSTRATIONS

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
   THIRD AVENUE REAL ESTATE VALUE FUND AND THE BLOOMBERG REIT SMALL CAP INDEX
                  AND THE WILSHIRE REAL ESTATE SECURITIES INDEX

                          Total Return Since Inception
                                      2.80%

         [The following table represents a chart in the printed piece.]


                            BLOOMBERG REIT      WILSHIRE REAL ESTATE
             TAREVF         SMALL CAP INDEX     SECURITIES INDEX
             ---------      ---------------     ---------------------
9/17/98*     10,000.00         10,000.00        10,000.00
10/31/98     10,280.00         10,296.00        10,468.00



--------------------------------------------------------------------------------
* Period beginning September 17, 1998 (THIRD AVENUE REAL ESTATE VALUE FUND'S commencement of operations)

As with all mutual funds, past performance does not indicate future results.

                               THIRD AVENUE TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1998


1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION:
Third Avenue Trust (the "Trust") is an open-end, non-diversified management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of four separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue High Yield Fund and Third Avenue Real Estate Value Fund (each a "Fund" and, collectively, the "Funds"). At the close of business on March 31, 1997, shareholders of Third Avenue Value Fund, Inc., a Maryland corporation which was incorporated on November 27, 1989 and began operations on October 9, 1990, became shareholders of Third Avenue Value Fund. Third Avenue Small-Cap Value Fund commenced investment operations on April 1, 1997. Third Avenue High
Yield Fund commenced investment operations on February 12, 1998. Third Avenue Real Estate Value Fund commenced investment operations on September 17, 1998. Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund seek to achieve their investment objectives of long-term capital appreciation by adhering to a strict value discipline when selecting securities. While Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund pursue a capital appreciation objective, each Fund has a distinct investment approach. Third Avenue High Yield Fund seeks to achieve its objective of maximizing total return through a combination of income and capital appreciation by adhering to a similar value discipline in selecting securities.

Third Avenue Value Fund seeks to achieve its objective by investing in a portfolio of equity securities of well-financed companies believed to be priced below their private market values and debt securities providing strong, protective covenants and high, effective yields.

Third Avenue Small-Cap Value Fund seeks to achieve its objective by investing at least 65% of its assets in a portfolio of equity securities of well-financed companies having market capitalizations of below $1 billion at the time of investment and believed to be priced below their private market values.

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1998

Third Avenue High Yield Fund seeks to achieve its objective by investing at least 65% of its assets in a portfolio of non-investment grade fixed income or other debt securities of companies whose capital structures, in the opinion of EQSF Advisers, Inc., the Fund's investment adviser, have a market value priced below their private market values.

Third Avenue Real Estate Value Fund seeks to achieve its objective by investing at least 65% of its total assets in a portfolio of equity and debt securities of well-financed companies in the real estate industry or related industries or that own significant real estate assets at the time of investment.

ACCOUNTING POLICIES:

The policies described below are followed consistently by the Funds in the preparation of their financial statements in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

SECURITY VALUATION:

Securities traded on a principal stock exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the last quoted sales price or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. Temporary cash investments are valued at cost, plus accrued interest, which approximates market. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held by a Fund on that day, based on the value determined on that day.

The Funds may invest up to 15% of their total assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws ("restricted securities"). Restricted securities and other

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1998

securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by the Board of Trustees of the Funds, although actual evaluations may be made by personnel acting under procedures  established  by the Board of  Trustees.  At October 31,  1998,  such securities had a total fair value of $114,574,191 or 7.44% of net assets of Third Avenue Value Fund and $4,268,404 or 3.06% of net assets of Third Avenue Small-Cap Value Fund. Among the factors considered by the Board of Trustees in determining fair value are the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the Fund's cost at the date of purchase, a percentage of the Fund's beneficial ownership of the issuer's common stock and debt securities, the operating results of the issuer, the discount from market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. Restricted securities often have costs associated with subsequent registration. The restricted securities currently held by the Funds are not expected to incur any future registration costs.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Realized gains and losses from securities transactions are reported on an identified cost basis.

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

     o Investments: At the prevailing rates of exchange on the valuation date.

     o Investment transactions and investment income: At the prevailing rates of exchange on the date of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1998

the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

FOREIGN CURRENCY SWAP CONTRACTS:
Third Avenue Value Fund has entered into foreign currency swaps to exchange Japanese yen for U.S. dollars. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. These swaps are used to hedge the Fund's exposure to Japanese yen denominated securities and the Japanese market. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Fluctuations in the value of open swap contracts are recorded daily as net unrealized gains or losses. The Fund realizes a gain or loss upon termination or reset of the contracts. The statement of operations reflects net realized and unrealized gains (losses) on these contracts. At October 31, 1998, the Fund had an outstanding foreign currency swap contract with Bear Stearns that commits the Fund to pay 5.9 billion yen in exchange for 50 million U.S. dollars on October 26, 1999. The Fund will pay 0.14% interest on the 5.9 billion yen and Bear Stearns will pay 4.63% interest on the 50 million U.S. dollars.

FORWARD FOREIGN CURRENCY CONTRACTS:
Third Avenue Value Fund and Third Avenue Small-Cap Value Fund engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to sell currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses. The Funds realize a gain or loss upon settlement of contracts.

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1998

FOREIGN CURRENCY OPTION CONTRACTS:
An option  contract  gives the buyer the right,  but not the  obligation  to buy
(call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The use of foreign currency put option strategies provide the Funds with protection against a rally in the U.S. dollar versus the foreign currency while retaining the benefits (net of the option cost) of appreciation in foreign currency on equity holdings.

LOANS OF PORTFOLIO SECURITIES:
Third Avenue Small-Cap Value Fund, Third Avenue High Yield Fund and Third Avenue Real Estate Value Fund loaned securities during the period to certain brokers, with the Funds' custodian acting as lending agent. Upon such loans, the Funds receive collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees, which are included in interest income in the Statements of Operations. On a daily basis it is the Funds' policy to monitor the market value of securities loaned and maintain collateral against the securities loaned in an amount not less than the value of the securities loaned. The Funds may receive collateral in the form of cash or other eligible securities. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to changes in the value of collateral or the loaned securities.

During the period ending October 31, 1998, the following Funds had securities lending income included in interest income totaling:

     FUND
     -----
     Third Avenue Small-Cap Value Fund             $24,645
     Third Avenue High Yield Fund                    2,203
     Third Avenue Real Estate Value Fund                33

The value of loaned securities and related collateral outstanding at October 31, 1998, was as follows:

                                                 VALUE OF         VALUE OF
FUND                                         SECURITIES LOANED    COLLATERAL
----                                          ---------------      ---------
Third Avenue Small-Cap Value Fund               $7,934,718         $8,735,664

The collateral consisted of cash which was invested in repurchase agreements with Bear Stearns due November 2, 1998 collateralized by Nomura Asset Securities Corp. Commercial Paper.

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1998

REPURCHASE AGREEMENTS:
Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreement. Provisions in the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

ORGANIZATIONAL COSTS:
Organizational costs of $56,000 for Third Avenue Small-Cap Value Fund, and $15,000 for Third Avenue High Yield Fund are being amortized on a straight line basis over five years from commencement of operations.

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income paid to shareholders and distributions from realized gains on sales of securities paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principals. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require reclassification.

For the year ended October 31, 1998, permanent differences were reclassified as shown below:

                                                INCREASE (DECREASE)
                           INCREASE (DECREASE)    TO ACCUMULATED
                             TO ACCUMULATED        UNDISTRIBUTED
                              UNDISTRIBUTED      NET REALIZED GAIN    INCREASE (DECREASE)
                             NET INVESTMENT    (LOSS) ON INVESTMENTS    TO ADDITIONAL
                              INCOME (LOSS)     AND FOREIGN CURRENCY   PAID-IN-CAPITAL
                            ----------------   --------------------- -----------------
Third Avenue Value Fund               $403,155         $(376,815)       $(26,340)
Third Avenue Small-Cap Value Fund       (5,424)            5,424              --
Third Avenue High Yield Fund             2,135                --          (2,135)
Third Avenue Real Estate Value Fund      5,000               --          (5,000)

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1998

FEDERAL INCOME TAXES:
The Funds have complied and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Federal income tax provision is required.

CASH AND CASH EQUIVALENTS:
The Funds have defined cash and cash equivalents as cash in interest bearing and non-interest bearing accounts.

EXPENSE ALLOCATION:
Expenses attributable to a specific Fund are charged to that Fund. Expenses attributable to the Trust are allocated using the ratio of each Fund's net assets relative to the total net assets of the Trust, unless otherwise specified.

TRUSTEES FEES:
The Trust does not pay any fees to its officers for their services as such, but does pay Trustees who are not affiliated with the Investment Adviser a fee of $1,500 per Fund for each meeting of the Board of Trustees that they attend, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. The Trust also pays the non-interested Trustees an annual stipend of $2,000 per Fund in January of each year for the previous year's service.

2. SECURITIES TRANSACTIONS
PURCHASES AND SALES/CONVERSIONS:
The aggregate cost of purchases, and aggregate proceeds from sales and conversions of investments, excluding short-term investments, from unaffiliated and affiliated issuers (as defined in the Investment Company Act of 1940, as amended, ownership of 5% or more of the outstanding common stock of the issuer) for the period ended October 31, 1998 were as follows:

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1998

                                                 PURCHASES           SALES
                                                 ---------           -----
Third Avenue Value Fund:
     Affiliated                               $212,839,617        $28,886,241
     Unaffiliated                              887,357,535        326,424,420
Third Avenue Small-Cap Value Fund:
     Affiliated                                 10,989,156                 --
     Unaffiliated                               73,378,406          6,824,247
Third Avenue High Yield Fund:
     Unaffiliated                               12,101,863          2,835,350
Third Avenue Real Estate Value Fund:
     Unaffiliated                                  411,942                 --

At October 31, 1998, cost and gross unrealized appreciation and gross unrealized depreciation, for Federal income tax purposes were as follows:

                                                         GROSS          GROSS      NET APPRECIATION/
                                           COST       APPRECIATION   DEPRECIATION   DEPRECIATION
                                     --------------   ------------  -------------- ----------------
Third Avenue Value Fund              $1,285,195,721   $385,506,479  $(127,751,143)   $257,755,336
Third Avenue Small-Cap Value Fund       153,120,656     13,402,776    (32,761,556)    (19,358,780)
Third Avenue High Yield Fund              9,288,337         78,460     (2,000,955)     (1,922,495)
Third Avenue Real Estate Value Fund         410,411         25,014         (5,608)         19,406

3. INVESTMENT ADVISORY SERVICES AND SERVICE FEE AGREEMENT

The Funds have an Investment Advisory Agreement with EQSF Advisers, Inc. (the "Adviser") for investment advice and certain management functions. The terms of the Investment Advisory Agreement provide for a monthly fee of 1/12 of 0.90% (an annual fee of 0.90%) of the total average daily net assets of each Fund, payable each month. Additionally, under the terms of the Investment Advisory Agreement, the

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1998

Adviser pays certain expenses on behalf of the Funds, which are reimbursable by the Funds, including salaries of non-officer employees and other miscellaneous expenses. Amounts reimbursed with respect to non-officer salaries are included under the caption Administration fees. At October 31, 1998, Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue High Yield Fund and Third Avenue Real Estate Value Fund had payables to affiliates of $14,917, $3,809, $1,728 and $1,711, respectively, for reimbursement of expenses paid by such affiliates. Whenever, in any fiscal year, a Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds 1.90% of the first $100 million of the Funds' average daily net assets, and 1.50% of average daily net assets in excess of $100 million, the Adviser is obligated to waive investment advisory fees or reimburse the Fund in an amount equal to that excess. Such waived and reimbursed expenses may be paid to the Adviser during the following three year period to the extent that the payment of such expenses would not cause the Funds to exceed the preceding limitations. No expense reimbursement was required for Third Avenue Value Fund or Third Avenue Small-Cap Value Fund for the year ended October 31, 1998. The Adviser waived fees of $50,472 and $568, and reimbursed $66,638 and $49,905, for Third Avenue High Yield Fund and Third Avenue Real Estate Value Fund, respectively, for the period ended October 31, 1998.

The Trust has entered into shareholder servicing agreements with certain service agents for which the service agents receive a fee of up to 0.10% of the average daily net assets invested into the Trust by the agent's customers in an omnibus account. In exchange for these fees, the service agents render to such customers various administrative services which the Trust would otherwise be obligated to provide at its own expense.

4. RELATED PARTY TRANSACTIONS
BROKERAGE COMMISSIONS:
Martin J. Whitman, the Chairman and a director of the Funds, is the Chairman and Chief Executive Officer of M.J. Whitman Holding Corp., which is the parent of both M.J. Whitman, Inc., a registered broker-dealer and M.J. Whitman Senior Debt Corp., a dealer in the trading of bank debt and other private claims. For the period ended

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1998

October 31, 1998, the Funds incurred total brokerage commissions, which includes commissions earned by M.J. Whitman and M.J. Whitman Senior Debt Corp. as follows:

                                                                    M.J. WHITMAN SR.
FUND                              TOTAL COMMISSIONS  M.J. WHITMAN      DEBT CORP.
-----                             -----------------  ------------     ----------
Third Avenue Value Fund              $1,261,197       $1,026,034         $38,637
Third Avenue Small-Cap Value Fund       205,990          113,016             --
Third Avenue Real Estate Value Fund       1,670            1,470             --

INVESTMENTS IN AFFILIATES:
A summary of the Funds' transactions in securities of affiliated issuers for the year ended October 31, 1998 is set forth below:

THIRD AVENUE VALUE FUND

                                    SHARES/                             SHARES/                 DIVIDEND/INTEREST
                                  PRINCIPAL      SHARES/               PRINCIPAL                      INCOME
                                   HELD AT      PRINCIPAL     SHARES    HELD AT       VALUE AT     NOV. 1, 1997 -
NAME OF ISSUER:                 OCT. 31, 1997   PURCHASED      SOLD  OCT. 31, 1998  OCT. 31, 1998  OCT. 31, 1998
---------------------------     -------------  -----------   ------- -------------  -------------  --------------
ACMAT Corp. Class A                  189,978      10,700        --     200,678        $3,085,424          --
ADE Corp.                                 --     728,900        --     728,900         7,289,000          --
American Physicians Service
   Group, Inc.                       200,000     909,900        --   1,109,900         5,688,238          --
Avatar Holdings, Inc.                     --     474,300        --     474,300         8,596,687          --
Carver Bancorp, Inc.                 218,500          --        --     218,500         1,966,500    $ 10,925
CGA Group, Ltd.                      838,710          --        --     838,710                --          --
CGA Group, Ltd., Series A            207,969      30,888        --     238,857         5,971,427     772,200
CGA Group, Ltd., Series B            171,429          --        --     171,429         2,507,999          --
CGA Special Account
   Trust                         $ 6,428,575          --        --  $6,428,575         6,428,575     350,780
C.P. Clare Corp.                          --   1,004,500        --   1,004,500         5,022,500          --
Danielson Holding Corp.              803,669          --        --     803,669         3,164,447          --
Electro Scientific
   Industries, Inc.                  555,700     1,044,600      --   1,600,300        40,207,537          --
Electroglas, Inc.                  1,070,000       776,200      --   1,846,200        23,192,887          --


                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1998

                                    SHARES/                             SHARES/                 DIVIDEND/INTEREST
                                  PRINCIPAL      SHARES/               PRINCIPAL                      INCOME
                                   HELD AT      PRINCIPAL     SHARES    HELD AT       VALUE AT     NOV. 1, 1997 -
NAME OF ISSUER:                 OCT. 31, 1997   PURCHASED      SOLD  OCT. 31, 1998  OCT. 31, 1998  OCT. 31, 1998
---------------                 -------------  -----------   ------- -------------  -------------  --------------
First American
   Financial Corp.                   814,700    3,666,150*   666,150   3,000,000      93,937,500       709,555
FSI International, Inc.            1,534,250    1,286,650         --   2,820,900      18,335,850            --
Interphase Corp.                     300,000           --         --     300,000       1,893,750            --
Mountbatten, Inc.                    293,000           --    293,000          --              --            --
Piper Jaffray Companies Inc.         146,300           --    146,300          --              --            --
Protocol Systems, Inc.                    --      912,900         --     912,900       7,246,144            --
Ryan, Beck & Co., Inc.               161,941           --    161,941          --              --         3,239
Silicon Valley Group, Inc.           551,900    3,682,900         --   4,234,800      54,258,375            --
SpeedFam International, Inc.              --    1,605,000         --   1,605,000      25,880,625            --
Stewart Information
   Services Corp.                    975,700           --         --     975,700      48,906,963       273,196
St. George Holdings,
   Ltd. Class A                      912,442           --         --     912,442          91,244           920
St. George Holdings,
   Ltd. Class B                        7,549           --         --       7,549             755            --
Tecumseh Products Co.
   Class A                            33,200       92,200         --     125,400       6,520,800       137,820
Tecumseh Products Co.
   Class B                           358,500       58,800         --     417,300      21,699,600       483,120
Tejon Ranch Co.                    3,045,508           --         --   3,045,508      60,856,925       152,275
Veeco Instruments, Inc.              218,700      444,500         --     663,200      19,688,750            --
Vertex Communications
   Corp.                             306,900           --         --     306,900       4,948,763            --
                                                                                     -----------    ----------
                            Total Affiliates                                        $477,387,264    $2,894,030
                                                                                    ============    ==========

* Increase due to a 3:2 stock split on 1/15/98, and a 3:1 stock split on 7/17/98.

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1998


THIRD AVENUE SMALL-CAP VALUE FUND

                                    SHARES/                             SHARES/                 DIVIDEND/INTEREST
                                  PRINCIPAL      SHARES/               PRINCIPAL                      INCOME
                                   HELD AT      PRINCIPAL     SHARES    HELD AT       VALUE AT     NOV. 1, 1997 -
NAME OF ISSUER:                 OCT. 31, 1997   PURCHASED      SOLD  OCT. 31, 1998  OCT. 31, 1998  OCT. 31, 1998
---------------------------     -------------  -----------   ------- -------------  -------------  --------------
C.P. Clare Corp.                         --     520,000           --     520,000      $2,600,000          --
SpecTran Corp.                       88,800     401,800           --     490,600       2,361,012          --
                                                                                     -----------      ----------
   Total Affiliates                                                                   $4,961,012          $0
                                                                                      ==========      ========


5. CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value.

Transactions in capital stock were as follows:

                                                          THIRD AVENUE      THIRD AVENUE   THIRD AVENUE
                                THIRD AVENUE                SMALL-CAP         HIGH YIELD    REAL ESTATE
                                 VALUE FUND                 VALUE FUND           FUND       VALUE FUND
                         -------------------------   ------------------------ -----------  --------------
                          FOR THE        FOR THE      FOR THE     FOR THE       FOR THE     FOR THE
                         YEAR ENDED     YEAR ENDED   YEAR ENDED  PERIOD ENDED PERIOD ENDED PERIOD ENDED
                         OCTOBER 31,    OCTOBER 31,  OCTOBER 31,  OCTOBER 31, OCTOBER 31,   OCTOBER 31,
                             1998          1997         1998         1997       1998         1998
                          ----------    ----------   ----------   ----------  ---------    ---------
Increase in Fund shares:
Shares outstanding at
   beginning of period    51,537,358    23,364,688    8,670,943          --          --         --
   Shares sold            19,502,035    34,497,303   11,057,081   9,845,798   1,266,191     69,355
   Shares reinvested
    from dividends
    and distributions        877,124       584,725       46,997          --      29,079         --
   Shares redeemed       (20,835,346)   (6,909,358)  (6,678,615) (1,174,855)   (390,830)        --
                         -----------    ----------   ----------   ---------    --------     ------
Net increase (decrease)
   in Fund shares           (456,187)   28,172,670    4,425,463   8,670,943     904,440     69,355
                         -----------    ----------   ----------   ---------    --------     ------
Shares outstanding at
   end of period          51,081,171    51,537,358   13,096,406   8,670,943     904,440     69,355
                         ===========    ==========   ==========   =========    ========     ======


6. COMMITMENTS

Third Avenue Value Fund has committed a $5,000,000 capital investment to Head Insurance Investors LP of which $3,126,204 has been funded as of October 31, 1998. Securities valued at $1,938,795 have been segregated to meet the requirements of this commitment. This commitment may be payable upon demand of Head Insurance Investors LP.

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1998


7. RISKS RELATING TO CERTAIN INVESTMENTS
FOREIGN SECURITIES:
The Funds intend to limit their investments in foreign securities to companies issuing U.S. dollar-denominated American Depository Receipts or who otherwise comply with Securities & Exchange Commission ("SEC") disclosure requirements. Investments in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign withholding tax on the dividend income and interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

FOREIGN CURRENCY CONTRACTS
The Funds may enter into foreign currency swap contracts, forward foreign currency contracts and foreign currency option contracts. Such contracts are over the counter contracts negotiated between two parties. There are both market risks and credit risks associated with such contracts. Market risks are generally limited to the movement in the value of the foreign currency relative to the U.S. dollar. Credit risks typically involve the risk that the counterparty to the transaction will be unable to meet the terms of the contract. Foreign currency swap contracts and forward foreign currency contracts may have risk which exceeds the amounts reflected on the statements of assets and liabilities.

HIGH YIELD DEBT:
Third Avenue Value Fund and Third Avenue High Yield Fund currently invest in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the secondary market for these bonds is generally less liquid.

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1998


LOANS AND OTHER DIRECT DEBT INSTRUMENTS:
Third Avenue Value Fund and Third Avenue High Yield Fund invest in loans and other direct debt instruments issued by a corporate borrower to another party. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Funds in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

TRADE CLAIMS:
Third Avenue Value Fund invests in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

8. CAPITAL LOSS CARRYFORWARDS
At  October  31,  1998,   the  following   Funds  had  available   capital  loss
carryforwards to offset future net capital gains, to the extent provided by regulations, through October 31, 2006:

FUND
----
Third Avenue Value Fund                                     $15,833,338
Third Avenue Small-Cap Value Fund                               592,923
Third Avenue High Yield Fund                                     50,625
Third Avenue Real Estate Fund                                     1,531

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1998


regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF
THIRD AVENUE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue High Yield Fund, and Third Avenue Real Estate Value Fund (together the "Funds," four series comprising Third Avenue Trust) at October 31, 1998 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 14, 1998

                               THIRD AVENUE TRUST
                   FEDERAL TAX STATUS OF DIVIDENDS (UNAUDITED)

The following information represents the tax status of dividends and distributions paid by the Funds during the fiscal year ended October 31, 1998. This information is presented to meet regulatory requirements and no current action on your part is required.

THIRD AVENUE VALUE FUND
Of the $0.572 per share paid to you in cash or reinvested into your account for the fiscal year ended October 31, 1998, $0.411 was derived from net investment income, $0.049 from short-term capital gains which are taxed as ordinary income and $0.112 from long term capital gains. 30.15% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

THIRD AVENUE SMALL-CAP VALUE FUND
Of the $0.062 per share paid to you in cash or reinvested into your account for the fiscal year ended October 31, 1998, the entire amount was derived from net investment income. 42.46% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

THIRD AVENUE HIGH YIELD FUND
Of the $0.280 per share paid to you in cash or reinvested into your account for the fiscal period ended October 31, 1998, the entire amount was derived from net investment income. 15.50% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

                                BOARD OF TRUSTEES
                                 Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                 Barbara Whitman
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer

                                 David M. Barse
                       President, Chief Operating Officer

                                 Michael Carney
                       Chief Financial Officer, Treasurer

                        Kerri Weltz, Assistant Treasurer

                 Ian M. Kirschner, General Counsel and Secretary

                                 TRANSFER AGENT
                    First Data Investor Services Group, Inc.
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                   CUSTODIANS

            THIRD AVENUE VALUE FUND       THIRD AVENUE SMALL-CAP VALUE FUND
          NORTH AMERICAN TRUST COMPANY      THIRD AVENUE HIGH YIELD FUND
                  225 Broadway           THIRD AVENUE REAL ESTATE VALUE FUND
            San Diego, CA 92101-4492           Custodial Trust Company
                                                101 Carnegie Center
                                              Princeton, NJ 08540-6231

                                     [LOGO]

                                767 THIRD AVENUE
                             NEW YORK, NY 10017-2023
                              Phone (212) 888-5222
                            Toll Free (800) 443-1021
                               Fax (212) 888-6757
                            www.thirdavenuefunds.com